UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Greater China Growth Fund

Annual Report

August 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2021

Eaton Vance

Greater China Growth Fund

Eaton Vance

Greater China Growth Fund

August 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The Greater China markets posted gains during the 12-month period ended August 31, 2021, with the MSCI Golden Dragon Index (the Index) rising 8.46% in U.S. dollar (USD) terms on a total return basis. Volatility was again high during the period, with initial optimism associated with China’s relative success in handling the COVID-19 pandemic giving way to concerns over the impact of President Xi’s domestic reform agenda as the Chinese Communist Party began to aggressively re-assert control over the high-growth online economy during the period.

Among China’s key markets, Taiwan performed exceptionally well during the period. Taiwan’s gains were principally driven by the strength of the Index’s heavyweights like Taiwan Semiconductor Manufacturing Co., Ltd., which enjoyed buoyant market conditions on the back of a strong “post-COVID-19” recovery in global demand — especially for mobile communications, cloud computing, artificial intelligence, and electric vehicle-related semiconductor applications. The China market was up almost 30% from the beginning of the period to its peak in mid-February 2021, before policy changes took their toll, driving the market down 26% in the second half of the period.

Many factors underpinned recent policy moves in China. Chief among them was the perceived need to re-assert the primacy of the Communist Party in the face of new economy, private-sector, platform monopolies, and to deliver on the social contract by reducing inequality, promoting a more equitable distribution of the rewards of economic growth and stamping out abusive practices. President Xi called this policy shift an “outline for common prosperity,” a concept that dates back to the founding of the Communist Party. This policy drive has been characterized as a push by the state to re-assert its control over all aspects of content, culture, capital, and commerce in China. During the period, China undertook an overhaul of domestic regulation — at least as it pertained to its developing economic model — and a re-calibration of the relationship between the country’s private business sector and the state.

In terms of short-term market impact, many of the high-growth, high-profile internet companies were hardest hit during the period, but there was some broader collateral damage in an environment of high volatility and general investor de-risking. China is far from unique in its attempts to grapple with these “new economy” challenges, including how to regulate the collection and use of personal data and how to tax internet monopolies.

Fund Performance

For the 12-month period ended August 31, 2021, Eaton Vance Greater China Growth Fund (the Fund) returned 8.48% for Class A shares at net asset value, performing approximately in line with its benchmark, the Index, which returned 8.46%.

The regional shipping company, SITC International Holdings Co., Ltd., was among the Fund’s top performers, rising 257% during the period (total return in USD). The company announced exceptional results for 2020, with sales up 9% and net profit up 60% year-over-year, supported by strong shipping volumes, rising freight rates, efficiency-driven cost improvements and continuing fleet expansion. Freight rates remained firm and buoyant export demand may underwrite further growth. Despite the company’s strong share price performance, the valuation was still undemanding, with the stock trading at a single-digit price/earnings growth ratio during the period, while offering an attractive dividend yield of more than 4%.

The Fund’s underweight position in the top-performing Taiwanese market detracted from performance during the period, but this was offset by the Fund’s low exposure to many of the new economy names that were hit hardest by the threat of regulatory changes in China. The Fund has traditionally held no exposure to these names — Alibaba, Meituan, Pinduoduo — because of concerns around valuation and legal structures.

One of the Fund’s poorest performing companies during the period was the Hong Kong-listed Macau gaming stock, Sands China, Ltd. (Sands China). A subsidiary of the U.S.-listed Las Vegas Sands Corp., Sands China runs some of the more high-profile gaming and leisure facilities in Macau, which is the only part of mainland China where gambling is legal. Sands China’s operating performance was hit hard by the movement restrictions imposed by the COVID-19 epidemic, common to all travel and leisure-related names across the region, while recent discussions around the payment of dividends by “foreign entities” like Sands China have created more uncertainty. The stock price fell 27% during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater China Growth Fund

August 31, 2021

Performance2,3

Portfolio Managers as of August 31, 2021: June Lui, CFA and Christopher Darling, each of BMO Global Asset Management (Asia) Limited (BMO GAM (Asia))

Portfolio Managers effective October 1, 2021: Amay Hattangadi and Leon Sun, each of Morgan Stanley Investment Management Company (MSIM Company)

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	10/28/1992	10/28/1992	8.48%	13.15%	8.73%
Class A with 5.75% Maximum Sales Charge	—	—	2.26	11.83	8.09
Class C at NAV	12/28/1993	10/28/1992	7.74	12.36	7.98
Class C with 1% Maximum Sales Charge	—	—	6.76	12.36	7.98
Class I at NAV	10/01/2009	10/28/1992	8.81	13.48	9.05

MSCI Golden Dragon Index	—	—	8.46%	12.69%	8.75%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.50%	2.25%	1.25%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	08/31/2011	$21,553	N.A.
Class I	$250,000	08/31/2011	$594,887	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater China Growth Fund

August 31, 2021

Fund Profile

Regional Allocation (% of net assets)5

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

AIA Group, Ltd.	9.6%

Tencent Holdings, Ltd.	8.7

Taiwan Semiconductor Manufacturing Co., Ltd.	8.5

Haier Smart Home Co., Ltd., Class H	5.6

Hong Kong Exchanges & Clearing, Ltd.	4.2

Ping An Insurance (Group) Co. of China, Ltd., Class H	3.7

China Resources Gas Group, Ltd.	3.3

Link REIT	3.2

China Mengniu Dairy Co., Ltd.	3.0

Inner Mongolia Yili Industrial Group Co., Ltd., Class A	3.0

Total	52.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater China Growth Fund

August 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective October 1, 2021, the Board of Trustees approved (i) the termination of the investment sub-advisory agreement with BMO GAM (Asia); (ii) the appointment of MSIM Company, a wholly-owned subsidiary of Morgan Stanley, as sub-adviser to manage the Fund’s assets, and a related investment sub-advisory agreement; and (iii) an amendment to the investment advisory agreement between the Fund and BMR to lower the contractual investment advisory fee rate at certain asset levels to coincide with the implementation of the new investment sub-advisory agreement. In connection with these changes, the portfolio managers of the Fund changed.

5

Eaton Vance

Greater China Growth Fund

August 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 – August 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/21)	Ending Account Value (8/31/21)	Expenses Paid During Period* (3/1/21 – 8/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$904.40	$8.26	1.72%
Class C	$1,000.00	$901.30	$11.60	2.42%
Class I	$1,000.00	$905.70	$6.87	1.43%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.50	$8.74	1.72%
Class C	$1,000.00	$1,013.00	$12.28	2.42%
Class I	$1,000.00	$1,018.00	$7.27	1.43%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2021.

6

Eaton Vance

Greater China Growth Fund

August 31, 2021

Portfolio of Investments

Common Stocks — 95.0%
Security	Shares	Value

China — 59.8%

Biotechnology — 1.9%

Hualan Biological Engineering, Inc., Class A	469,699	$2,139,623

		$2,139,623

Food Products — 10.5%

China Mengniu Dairy Co., Ltd.	550,000	$3,308,118

Dali Foods Group Co., Ltd.(1)	4,284,500	2,399,854

Foshan Haitian Flavouring & Food Co., Ltd., Class A	64,896	955,100

Inner Mongolia Yili Industrial Group Co., Ltd., Class A	619,318	3,263,309

Tingyi (Cayman Islands) Holding Corp.	926,000	1,648,970

		$11,575,351

Gas Utilities — 3.3%

China Resources Gas Group, Ltd.	590,000	$3,576,512

		$3,576,512

Health Care Equipment & Supplies — 0.2%

AK Medical Holdings, Ltd.(1)	202,000	$207,662

		$207,662

Health Care Providers & Services — 4.4%

Dian Diagnostics Group Co., Ltd., Class A	536,000	$2,489,320

Sinopharm Group Co., Ltd., Class H	896,400	2,306,890

		$4,796,210

Hotels, Restaurants & Leisure — 0.8%

Xiabuxiabu Catering Management China Holdings Co., Ltd.(1)	1,001,000	$884,486

		$884,486

Household Durables — 7.5%

Haier Smart Home Co., Ltd., Class H	1,639,200	$6,174,873

Zhejiang Supor Co., Ltd., Class A	272,925	2,061,462

		$8,236,335

Insurance — 5.3%

China Pacific Insurance (Group) Co., Ltd., Class H	610,200	$1,719,769

Ping An Insurance (Group) Co. of China, Ltd., Class H	532,500	4,123,189

		$5,842,958

Interactive Media & Services — 8.7%

Tencent Holdings, Ltd.	156,100	$9,641,170

		$9,641,170

Security	Shares	Value

IT Services — 4.0%

Beijing Sinnet Technology Co., Ltd., Class A	645,494	$1,397,593

TravelSky Technology, Ltd., Class H	1,630,000	3,053,382

		$4,450,975

Marine — 2.6%

SITC International Holdings Co., Ltd.	665,000	$2,896,801

		$2,896,801

Personal Products — 2.1%

BYHEALTH Co., Ltd., Class A	600,297	$2,335,389

		$2,335,389

Professional Services — 2.4%

Centre Testing International Group Co., Ltd., Class A	643,372	$2,626,540

		$2,626,540

Software — 1.7%

Beijing SuperMap Software Co., Ltd., Class A	458,100	$1,906,123

		$1,906,123

Textiles, Apparel & Luxury Goods — 2.3%

ANTA Sports Products, Ltd.	123,000	$2,526,526

		$2,526,526

Transportation Infrastructure — 2.1%

Shanghai International Airport Co., Ltd., Class A(2)	339,551	$2,272,653

		$2,272,653

Total China (identified cost $42,792,944)		$65,915,314

Hong Kong — 19.6%

Capital Markets — 4.2%

Hong Kong Exchanges & Clearing, Ltd.	73,621	$4,650,937

		$4,650,937

Equity Real Estate Investment Trusts (REITs) — 3.2%

Link REIT	376,500	$3,461,692

		$3,461,692

Hotels, Restaurants & Leisure — 1.6%

Sands China, Ltd.(2)	562,400	$1,806,766

		$1,806,766

7	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 9.6%

AIA Group, Ltd.	885,000	$10,567,541

		$10,567,541

Textiles, Apparel & Luxury Goods — 1.0%

Samsonite International S.A.(1)(2)	539,100	$1,129,675

		$1,129,675

Total Hong Kong (identified cost $10,154,283)		$21,616,611

Taiwan — 15.6%

Banks — 0.6%

CTBC Financial Holding Co., Ltd.	781,881	$648,050

		$648,050

Electronic Equipment, Instruments & Components — 0.6%

Largan Precision Co., Ltd.	7,000	$674,909

		$674,909

Food & Staples Retailing — 2.3%

President Chain Store Corp.	243,000	$2,502,065

		$2,502,065

Insurance — 0.9%

Cathay Financial Holding Co., Ltd.	469,929	$1,009,210

		$1,009,210

Multiline Retail — 1.0%

Poya International Co., Ltd.	63,462	$1,153,496

		$1,153,496

Semiconductors & Semiconductor Equipment — 10.2%

Taiwan Semiconductor Manufacturing Co., Ltd.	428,839	$9,406,678

Win Semiconductors Corp.	152,000	1,803,883

		$11,210,561

Total Taiwan (identified cost $7,368,121)		$17,198,291

Total Common Stocks — 95.0% (identified cost $60,315,348)		$104,730,216

Other Assets, Less Liabilities — 5.0%		$5,560,740

Net Assets — 100.0%		$110,290,956

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2021, the aggregate value of these securities is $4,621,677 or 4.2% of the Fund’s net assets.

(2)	Non-income producing security.

8	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Statement of Assets and Liabilities

Assets	August 31, 2021

Unaffiliated investments, at value (identified cost, $60,315,348)	$104,730,216

Cash	4,379,502

Foreign currency, at value (identified cost, $398,773)	399,836

Dividends receivable	176,568

Receivable for investments sold	698,838

Receivable for Fund shares sold	209,759

Total assets	$110,594,719

Liabilities

Payable for Fund shares redeemed	$55,808

Payable to affiliates:

Investment adviser fee	92,748

Administration fee	13,912

Distribution and service fees	23,068

Accrued expenses	118,227

Total liabilities	$303,763

Net Assets	$110,290,956

Sources of Net Assets

Paid-in capital	$64,985,874

Distributable earnings	45,305,082

Total	$110,290,956

Class A Shares

Net Assets	$84,358,951

Shares Outstanding	3,139,686

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$26.87

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$28.51

Class C Shares

Net Assets	$1,460,137

Shares Outstanding	58,576

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$24.93

Class I Shares

Net Assets	$24,471,868

Shares Outstanding	900,792

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$27.17

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Statement of Operations

Investment Income	Year Ended August 31, 2021

Dividends (net of foreign taxes, $146,186)	$1,973,071

Total investment income	$1,973,071

Expenses

Investment adviser fee	$1,168,667

Administration fee	175,300

Distribution and service fees

Class A	277,064

Class C	18,265

Trustees’ fees and expenses	6,266

Custodian fee	57,404

Transfer and dividend disbursing agent fees	108,244

Legal and accounting services	62,499

Printing and postage	21,870

Registration fees	49,397

Miscellaneous	17,282

Total expenses	$1,962,258

Net investment income	$10,813

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,371,262

Foreign currency transactions	(21,800)

Net realized gain	$3,349,462

Change in unrealized appreciation (depreciation) —

Investments	$5,293,073

Foreign currency	1,351

Net change in unrealized appreciation (depreciation)	$5,294,424

Net realized and unrealized gain	$8,643,886

Net increase in net assets from operations	$8,654,699

10	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$10,813	$371,705

Net realized gain	3,349,462	11,258,100

Net change in unrealized appreciation (depreciation)	5,294,424	7,960,569

Net increase in net assets from operations	$8,654,699	$19,590,374

Distributions to shareholders —

Class A	$(8,497,659)	$(2,635,114)

Class C	(160,991)	(114,375)

Class I	(1,872,237)	(876,678)

Total distributions to shareholders	$(10,530,887)	$(3,626,167)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$3,181,391	$4,202,717

Class C	172,348	351,527

Class I	12,257,559	18,327,282

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	7,449,769	2,295,911

Class C	160,991	87,260

Class I	1,837,752	861,741

Cost of shares redeemed

Class A	(11,016,250)	(13,656,951)

Class C	(429,415)	(1,779,339)

Class I	(6,450,688)	(25,880,698)

Net asset value of shares converted

Class A	731,483	518,422

Class C	(731,483)	(518,422)

Net increase (decrease) in net assets from Fund share transactions	$7,163,457	$(15,190,550)

Net increase in net assets	$5,287,269	$773,657

Net Assets

At beginning of year	$105,003,687	$104,230,030

At end of year	$110,290,956	$105,003,687

11	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Financial Highlights

	Class A

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$27.280	$23.200	$24.560	$25.480	$20.380

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.015)	$0.086	$0.094	$0.094	$0.168

Net realized and unrealized gain	2.383	4.785	0.604	1.861	5.111

Total income from operations	$2.368	$4.871	$0.698	$1.955	$5.279

Less Distributions

From net investment income	$(0.072)	$(0.074)	$(0.153)	$(0.165)	$(0.179)

From net realized gain	(2.706)	(0.717)	(1.905)	(2.710)	—

Total distributions	$(2.778)	$(0.791)	$(2.058)	$(2.875)	$(0.179)

Net asset value — End of year	$26.870	$27.280	$23.200	$24.560	$25.480

Total Return(2)	8.48%	21.44%	3.65%	7.69%	26.19	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$84,359	$85,096	$78,942	$72,953	$75,137

Ratios (as a percentage of average daily net assets):

Expenses	1.73%	1.80%	1.83%	1.82%	1.91	%(3)

Net investment income (loss)	(0.05)%	0.36%	0.41%	0.36%	0.78%

Portfolio Turnover	10%	9%	17%	12%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05% of average daily net assets for the year ended August 31, 2017). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$25.350	$21.690	$23.090	$24.120	$19.400

Income (Loss) From Operations

Net investment loss(1)	$(0.206)	$(0.106)	$(0.170)	$(0.090)	$(0.018)

Net realized and unrealized gain	2.227	4.483	0.675	1.770	4.877

Total income from operations	$2.021	$4.377	$0.505	$1.680	$4.859

Less Distributions

From net investment income	$—	$—	$—	$—	$(0.139)

From net realized gain	(2.441)	(0.717)	(1.905)	(2.710)	—

Total distributions	$(2.441)	$(0.717)	$(1.905)	$(2.710)	$(0.139)

Net asset value — End of year	$24.930	$25.350	$21.690	$23.090	$24.120

Total Return(2)	7.74%	20.59%	2.94%	6.93%	25.27	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,460	$2,261	$3,736	$12,163	$12,855

Ratios (as a percentage of average daily net assets):

Expenses	2.43%	2.50%	2.53%	2.52%	2.62	%(3)

Net investment loss	(0.77)%	(0.47)%	(0.80)%	(0.37)%	(0.09)%

Portfolio Turnover	10%	9%	17%	12%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05% of average daily net assets for the year ended August 31, 2017). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$27.550	$23.420	$24.790	$25.680	$20.500

Income (Loss) From Operations

Net investment income(1)	$0.094	$0.109	$0.302	$0.168	$0.281

Net realized and unrealized gain	2.383	4.883	0.466	1.889	5.096

Total income from operations	$2.477	$4.992	$0.768	$2.057	$5.377

Less Distributions

From net investment income	$(0.151)	$(0.145)	$(0.233)	$(0.237)	$(0.197)

From net realized gain	(2.706)	(0.717)	(1.905)	(2.710)	—

Total distributions	$(2.857)	$(0.862)	$(2.138)	$(2.947)	$(0.197)

Net asset value — End of year	$27.170	$27.550	$23.420	$24.790	$25.680

Total Return(2)	8.81%	21.81%	3.94%	8.06%	26.48	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,472	$17,646	$21,552	$9,875	$11,067

Ratios (as a percentage of average daily net assets):

Expenses	1.43%	1.50%	1.53%	1.52%	1.61	%(3)

Net investment income	0.32%	0.45%	1.29%	0.64%	1.29%

Portfolio Turnover	10%	9%	17%	12%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05% of average daily net assets for the year ended August 31, 2017). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net

15

Eaton Vance

Greater China Growth Fund

August 31, 2021

Notes to Financial Statements — continued

realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2021 and August 31, 2020 was as follows:

	Year Ended August 31,
	2021	2020

Ordinary income	$1,686,934	$395,197

Long-term capital gains	$8,843,953	$3,230,970

During the year ended August 31, 2021, distributable earnings was decreased by $320,984 and paid-in capital was increased by $320,984 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$49,718

Undistributed long-term capital gains	2,158,456

Net unrealized appreciation	43,096,908

Distributable earnings	$45,305,082

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$61,634,689

Gross unrealized appreciation	$49,874,964

Gross unrealized depreciation	(6,779,437)

Net unrealized appreciation	$43,095,527

16

Eaton Vance

Greater China Growth Fund

August 31, 2021

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	1.00%

$500 million but less than $1 billion	0.91%

$1 billion but less than $1.5 billion	0.83%

$1.5 billion but less than $2 billion	0.75%

$2 billion but less than $3 billion	0.66%

$3 billion and over	0.58%

For the year ended August 31, 2021, the investment adviser fee amounted to $1,168,667 or 1.00% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR delegated the investment management of the Fund to BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)). In connection with the Transaction, BMR entered into a new investment sub-advisory agreement with BMO GAM (Asia), which took effect on March 1, 2021. For the year ended August 31, 2021, BMR paid BMO GAM (Asia) a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective October 1, 2021, the Board of Trustees approved an amendment to the New Agreement, the appointment of a new sub-adviser and a new investment sub-advisory agreement (see Note 11). The administration fee is earned by Eaton Vance Management (EVM), an affiliate of BMR and effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2021, the administration fee amounted to $175,300.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2021, EVM earned $1,944 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,518 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2021 amounted to $277,064 for Class A shares. Effective October 1, 2021, the distribution and service fee is reduced (see Note 11).

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2021, the Fund paid or accrued to EVD $13,699 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2021 amounted to $4,566 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

17

Eaton Vance

Greater China Growth Fund

August 31, 2021

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2021, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $11,611,781 and $17,988,642, respectively, for the year ended August 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2021	2020

Sales	109,913	172,688

Issued to shareholders electing to receive payments of distributions in Fund shares	271,889	95,108

Redemptions	(386,517)	(573,481)

Converted from Class C shares	24,781	22,133

Net increase (decrease)	20,066	(283,552)

	Year Ended August 31,
Class C	2021	2020

Sales	6,240	15,470

Issued to shareholders electing to receive payments of distributions in Fund shares	6,301	3,871

Redemptions	(16,496)	(78,661)

Converted to Class A shares	(26,673)	(23,728)

Net decrease	(30,628)	(83,048)

	Year Ended August 31,
Class I	2021	2020

Sales	417,497	754,267

Issued to shareholders electing to receive payments of distributions in Fund shares	66,465	35,433

Redemptions	(223,753)	(1,069,554)

Net increase (decrease)	260,209	(279,854)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000

18

Eaton Vance

Greater China Growth Fund

August 31, 2021

Notes to Financial Statements — continued

was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2021.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks	$—	$104,730,216	*	$—	$104,730,216

Total Investments	$—	$104,730,216		$—	$104,730,216

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

The securities markets in the China region, which includes Hong Kong, China and Taiwan, are impacted by the economies of countries in the region, which differ from the U. S. economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies and governmental actions of their principal trading partners, such as the imposition of trading restrictions and tariffs. China’s governmental actions and the actions of other governments can also have a significant effect on the economic conditions in the China region or a particular issuer or industry, which could adversely affect the value and liquidity of investments. A government may restrict investment in companies or industries considered important to national interests, intervene in the financial markets, maintain strict currency controls, or impose repatriation restrictions. Although larger and/or more established than many emerging markets, markets in the China region carry the high levels of risk associated with emerging markets.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

19

Eaton Vance

Greater China Growth Fund

August 31, 2021

Notes to Financial Statements — continued

11  Subsequent Events

Effective October 1, 2021, the Board of Trustees approved (i) the termination of the investment sub-advisory agreement with BMO GAM (Asia); (ii) the appointment of Morgan Stanley Investment Management Company, a wholly-owned subsidiary of Morgan Stanley, as sub-adviser to manage the Fund’s assets, and a related investment sub-advisory agreement; and (iii) an amendment to the investment advisory agreement between the Fund and BMR to lower the contractual investment advisory fee rate at certain asset levels to coincide with the implementation of the new investment sub-advisory agreement. Effective October 1, 2021, the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.7500%

$500 million but less than $1 billion	0.7000%

$1 billion but less than $1.5 billion	0.6750%

$1.5 billion but less than $2 billion	0.6750%

$2 billion but less than $3 billion	0.6600%

$3 billion and over	0.5800%

Also effective October 1, 2021, the distribution and service fee pursuant to the Fund’s Class A Plan was reduced to 0.25% per annum of its average daily net assets attributable to Class A shares. In addition, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after December 31, 2022.

20

Eaton Vance

Greater China Growth Fund

August 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Greater China Growth Fund

August 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2021, the Fund designates approximately $747,338, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended August 31, 2021, the Fund paid foreign taxes of $146,186 and recognized foreign source income of $2,113,802.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $3,303,304 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Greater China Growth Fund

August 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory (including a sub-advisory) agreement with an investment adviser (or sub-adviser), the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval. In addition, the 1940 Act provides, in substance, that shareholders of the investment company must approve any new advisory or sub-advisory agreement prior to the effectiveness of the agreement, absent applicable exemptions to such shareholder approval requirement.

At a joint meeting of the Boards of Trustees of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research (the “Adviser” and, together with Eaton Vance Management, “Eaton Vance”), (the “Eaton Vance Funds”) held on August 23, 2021 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of the independent trustees (the “Independent Trustees”), of Eaton Vance Growth Trust (the “Trust”), on behalf of Eaton Vance Greater China Growth Fund, a series of the Trust (the “Fund”), voted to approve a new investment sub-advisory agreement between the Adviser and Morgan Stanley Investment Management Company (“MSIM Co.”), an affiliate of Eaton Vance and a wholly-owned subsidiary of Morgan Stanley, which, along with Eaton Vance, is part of the Morgan Stanley Investment Management division (“MSIM”), relating to the Fund (the “MSIM Sub-advisory Agreement”). In voting its approval of the MSIM Sub-advisory Agreement at the Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

As of the date of the Meeting, BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”) served as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and BMO GAM (Asia) (the “BMO Sub-advisory Agreement”). In April 2021, the Board became aware that the parent company of BMO GAM (Asia), BMO Financial Group (“BMO”), had entered into a definitive agreement to sell a portion of BMO’s asset management business, which included the sale of BMO GAM (Asia) (the “BMO Transaction”). Among other things, the closing of the BMO Transaction would result in a change of control of BMO GAM (Asia) and an automatic termination of the BMO Sub-advisory Agreement.

In light of the foregoing, Eaton Vance conducted an evaluation of qualified sub-advisers with specific expertise of investing in the Asia region, and particularly in equity markets in “Greater China” (China, Hong Kong and Taiwan). The Board considered the methodology, which included a specified set of criteria and other relevant factors, and process used by Eaton Vance to narrow its review between MSIM Co. and BMO GAM (Asia), which ultimately led Eaton Vance to its recommendation. In this regard, the action taken by the Board to hire MSIM Co. as the sub-adviser for the Fund was in response to an affirmative recommendation by Eaton Vance, which had concluded that the approval of the MSIM Sub-advisory Agreement would be consistent with the interests of the Fund and its shareholders.

In voting to approve the MSIM Sub-advisory Agreement, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. The Contract Review Committee established a working group specifically for the purpose of evaluating Eaton Vance’s recommendation for the Board to approve the MSIM Sub-advisory Agreement, which included requesting additional information from Eaton Vance and MSIM Co. relevant to the Contract Review Committee’s consideration of the MSIM Sub-advisory Agreement. Leading up to the Meeting, the Contract Review Committee and/or its working group held a series of meetings to review and evaluate information provided by Eaton Vance and MSIM Co. relating to the MSIM Sub-advisory Agreement, including information regarding the due diligence conducted by Eaton Vance.

Prior to voting its approval of the MSIM Sub-advisory Agreement, the Board reviewed information furnished for the Meeting, as well as information previously furnished throughout the year at the meetings of the Board and its committees. In this connection, the Board considered information previously evaluated by the Board and the Contract Review Committee in determining to approve a new investment advisory agreement between the Fund and the Adviser during a series of meetings held in the fourth quarter of 2020 with respect to a change in control transaction related to the Eaton Vance Funds (the “MS Transaction Meetings”). During the MS Transaction Meetings, the Board was provided information about MSIM, including information about its overall business, related businesses, financial condition, reputation, risk management functions, experience, and worldwide presence, amongst other such in-depth information. The Board also considered information provided in connection with the annual contract review process with respect to the Eaton Vance Funds, noting that the most recent contract review process had culminated at the April 2021 Board meeting (the “2021 Annual Contract Review Process”). In this regard, the Board considered information it had already received regarding MSIM and its affiliates during the MS Transaction Meetings and the Fund and the Adviser and its affiliates during the 2021 Annual Contract Review Process when evaluating and considering the MSIM Sub-advisory Agreement.

The information that the Board considered included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees payable by the Fund and the anticipated total expense ratio of the Fund;

•	Information comparing the advisory and related fees to be payable by the Fund with fees paid by comparable funds, as identified by an independent data provider (“comparable funds”);

•	Information concerning the sub-advisory fees to be payable by the Adviser to MSIM Co.;

•	Information comparing the expected total expense ratio and its components to comparable funds;

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Eaton Vance

Greater China Growth Fund

August 31, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided by the Adviser and MSIM Co., including the investment strategies and processes each employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about policies, practices and strategies with respect to trading, including processes for monitoring best execution of portfolio transactions;

Information about MSIM Co.

•	Information regarding the financial condition, ownership structure and resources of the Adviser and MSIM Co.;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities will include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Performance data of the individual investment professionals referenced above;

•	The Code of Ethics of MSIM Co., together with information relating to compliance with and the administration of such codes;

•	Information concerning the resources devoted to compliance efforts undertaken by MSIM Co. (including descriptions of various compliance programs) and their records of compliance;

•	Information concerning the business continuity and disaster recovery plans of MSIM Co.; and

Other Relevant Information

•	The terms of the MSIM Sub-advisory Agreement.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the approval of the MSIM Sub-advisory Agreement, including its fee structure, is in the interests of the shareholders and, therefore, recommended to the Board approval of the MSIM Sub-advisory Agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve the MSIM Sub-advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the MSIM Sub-advisory Agreement, the Board evaluated the nature, extent and quality of the services to be provided by MSIM Co. under the MSIM Sub-advisory Agreement.

The Board considered MSIM Co.’s management capabilities and investment processes in light of the investment strategies of the Fund, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services under the MSIM Sub-advisory Agreement. The Board considered the international investment capabilities of MSIM Co., which is based in Singapore, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located in Asia. The Board considered the resources available to MSIM Co. in fulfilling its duties under the MSIM Sub-advisory Agreement and the abilities and track record of the investment professionals in implementing investment strategies similar to those of the Fund. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of MSIM Co. and other factors, including the reputation and resources of MSIM Co. to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund. The Board considered the methodology used by Eaton Vance in evaluating and assessing additional sub-advisers. The Board also considered information provided by BMO GAM (Asia) in response to requests from the Adviser. The Board considered that Eaton Vance’s ability to supervise the activities and performance of an affiliated sub-adviser, such as MSIM Co., due to greater (i) access to the investment professionals, including those responsible for executing Fund trades, who would be involved in the management of the Fund, (ii) knowledge of the risk monitoring performed and (iii) knowledge of the compliance program pursuant to which the investment team operates. The Board considered that MSIM Co. does not anticipate changes to the Fund’s investment strategies, but that there would be costs associated with repositioning the Fund’s portfolio composition to align it with MSIM Co.’s portfolio management style.

The Board considered the compliance program of MSIM Co. and relevant affiliates thereof, and information from the Adviser regarding the adequacy and effectiveness of MSIM Co.’s compliance program.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by MSIM Co., taken as a whole, will be appropriate and consistent with the terms of the MSIM Sub-advisory Agreement.

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Eaton Vance

Greater China Growth Fund

August 31, 2021

Board of Trustees’ Contract Approval — continued

Fund Performance

In considering the MSIM Sub-advisory Agreement, the Board considered information regarding the performance of MSIM Co. in managing strategies similar to that employed by the Fund. Particularly, the Board considered the performance of MSIM Co. and the individuals proposed to manage the Fund. The Board noted that such performance compared favorably with the performance of the Fund and relevant benchmark indices during all relevant time periods. The Board also considered the expertise of the China Equity team at MSIM Co., including with respect to the proposed portfolio managers for the Fund. In this regard, the Board specifically noted the extensive experience and solid prior performance record of the China Equity team, including with respect to prior performance of certain investment professionals prior to joining MSIM Co.

On the basis of the foregoing and other relevant information provided by Eaton Vance and MSIM Co., the Board concluded that the Adviser and MSIM Co. can be expected to bring appropriate resources to bear in pursuing satisfactory performance for the Fund under the MSIM Sub-advisory Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered that, effective with the implementation of the MSIM Sub-advisory Agreement, the Adviser had contractually agreed to reduce the advisory fee payable to it by 25 basis points at current asset levels and noted that this reduction cannot be terminated without the approval of a majority of the holders of interests in the Fund. The Board also considered that, under the MSIM Sub-advisory Agreement, the Adviser will pay MSIM Co. a fee that is lower than the fee previously paid under the BMO Sub-advisory Agreement at current asset levels. The Board also considered that Eaton Vance Distributors, Inc., the principal underwriter of the Fund and an affiliate of Eaton Vance, had contractually agreed to reduce its Rule 12b-1 fees on Class A shares by 5 basis points and noted that such fee rate could not be increased without the approval of a majority of the holders of interests in Class A shares of the Fund. Furthermore, the Board also considered the fact that the Adviser committed to waive fees or reimburse expenses of the Fund in an agreed upon amount, such arrangements to be effective through at least December 31, 2022. The Board noted that all of the fee reductions had been negotiated with the Adviser as part of the Board’s evaluation of the MSIM Sub-advisory Agreement, taking into account, among other factors, the costs associated with the repositioning of the Fund’s portfolio composition in connection with MSIM Co.’s portfolio management style.

After considering the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and MSIM Co., the Board concluded that the management fees to be charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits expected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits expected to be received by the Adviser and its affiliates, including MSIM Co., in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or MSIM Co. as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

The Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economics of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, including revised breakpoints based on the aforementioned fee reduction, will allow the Fund to continue to benefit from any economies of scale in the future.

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Eaton Vance

Greater China Growth Fund

August 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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Eaton Vance

Greater China Growth Fund

August 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

27

Eaton Vance

Greater China Growth Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

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Eaton Vance

Greater China Growth Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

30

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406    8.31.21

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Annual Report

August 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2021

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting September 1, 2020, was notable for a widespread equity rally that began in November 2020, paused in January 2021, and then continued almost unabated through the end of the period. Broad-market stock indexes posted strong double-digit returns as investors cheered the re-opening of businesses that had been closed or hobbled by COVID-19 the previous spring, along with the rollout of several highly effective vaccines.

The news was not all good, however, as the path of the virus continued to have a firm grip on the global economy. Disease rates advanced and declined as a third and fourth wave of COVID-19 infections coursed through nations across the globe. COVID-19 concerns were largely responsible for equity market downturns in September and October 2020. For the rest of the period, COVID-19 worries sparked several steep, but brief, market retreats.

Worker shortages related to COVID-19 led to global supply chain issues throughout the period. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealers short of vehicles to sell. In the U.S. in particular, shortages — combined with high demand from consumers itching to spend the money they had saved by sheltering at home early in the pandemic — led to higher year-over-year inflation than the economy had seen in years. While U.S. Federal Reserve Chairman Jerome Powell and Treasury Secretary Janet Yellen expressed the view that inflation in 2021 would likely be transitory, inflation became a key concern for investors during the period.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. While global equity indexes generally reported positive returns during the closing months of the period, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, declined 8.84% in the final three months of the period.

For the 12-month period, the MSCI World Index, a broad measure of global equities, returned 29.76%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 31.17%; and the technology-laden Nasdaq Composite Index rose 30.49%. The MSCI EAFE Index of developed-market international equities returned 26.12%, while the MSCI Emerging Markets Index returned 21.12% in U.S. dollars.

Unlike earlier in the pandemic, performance of U.S. fixed-income securities during the period did not parallel equity market returns. As investors became more confident in an economic recovery and turned away from safe-haven assets, U.S. Treasurys declined in price and turned in negative performance for the period. Corporate bonds, however, benefited from the recovery as investors’ appetite for risk appeared to increase as the economy re-opened. The strongest beneficiaries of rising investor optimism were corporate high yield bonds: the asset class posted double-digit returns as investors searched for yield in an ongoing low-interest-rate environment.

For the period, fixed-income benchmarks appeared to reflect investors’ increasing willingness to take on risk. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned -0.08% as its Treasury component weighed on performance. The Bloomberg U.S. Treasury Index returned -2.11% for the period, while the Bloomberg U.S. Corporate Bond Index returned 2.53%, the Bloomberg U.S. Corporate High Yield Index returned 10.14%, and the Bloomberg Municipal Bond Index rose 3.40%.

Fund Performance

For the 12-month period ended August 31, 2021, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) returned 10.23% for Class A shares at net asset value (NAV), underperforming its blended benchmark consisting of 60% of the Bloomberg U.S. Aggregate Bond Index and 40% of the MSCI ACWI Index (the Blended Index), which returned 10.81%.

The Fund uses a macro-driven, top-down asset allocation approach that emphasizes and de-emphasizes various market segments and asset classes in seeking potentially overlooked investment opportunities worldwide.

An underweight exposure, relative to the Blended Index, to emerging market nations other than China during the final four months of 2020 hurt Fund performance versus the Blended Index, as many emerging market economies recovered from the pandemic-induced downturn earlier in the year.

Within the Fund’s U.S. allocation, large-cap stock selections in the financials, information technology, consumer discretionary, industrials, and materials sectors also detracted from Fund performance versus the Blended Index during the period. In the materials sector, stock selections in the chemicals industry weighed on relative performance.

In the Fund’s fixed-income allocation, an overweight position in long-term U.S. Treasurys dragged on relative performance, as Treasurys were one of the weakest-performing asset classes during a period marked by a strong global equity rally. In the fall of 2020, the Fund had shifted much of its interest rate exposure to U.S. Treasurys to provide potential downside protection in the event the global economic recovery faltered.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Management’s Discussion of Fund Performance — continued

In a period when the overall direction of equity and fixed-income markets was up, the Fund’s cash allocation also detracted from returns versus the Index, particularly from September 2020 through January 2021. Management maintained a modest cash position to help mitigate the effect of potential market downturns and to help fund shareholder redemptions.

In contrast, the Fund’s overweight allocation to equities and underweight position in fixed-income securities contributed to performance versus the Blended Index during a period when equity markets generally outperformed fixed-income markets. The Fund’s equity allocation was modestly increased during the period.

The Fund’s fixed-income allocation was repositioned in the fall of 2020 to overweight positions in corporate bonds, to potentially benefit from their higher income levels and possible spread tightening during an economic recovery. The Fund’s out-of-Index holding in the ProShares Investment Grade-Interest Rate Hedged ETF contributed to relative returns as interest rates rose modestly during the period, causing U.S. Treasury prices to fall. An overweight position in short maturity high yield corporate bonds — represented by an out-of-Index holding in the PIMCO 0-5 Year High Yield Corporate Bond Index ETF — also helped relative performance as high yield bonds generally outperformed investment-grade issues during the period.

In the Fund’s equity allocation, an overweight position in U.S. small-cap value stocks, particularly shares of regional banks, contributed to Fund performance versus the Index. During the period, regional banks in general traded at lower and — in Fund management’s view — more attractive prices relative to their earnings than many other industries.

The Fund’s overweight exposure to Chinese equities in the closing months of 2020 — achieved primarily by owning shares of the iShares MSCI China ETF — also contributed to relative returns. Beginning in January 2021, the Fund began shifting some of its China allocation into other emerging markets, primarily Brazil, that management felt offered more opportunity. The resulting underweight position in China and overweight position in Brazil in 2021 helped relative performance as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA, Henry Timmons, CFA and Dan Suzuki, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	09/30/2011	09/30/2011	10.23%	7.01%	6.88%
Class A with 5.75% Maximum Sales Charge	—	—	3.91	5.74	6.25
Class C at NAV	09/30/2011	09/30/2011	9.34	6.20	6.08
Class C with 1% Maximum Sales Charge	—	—	8.34	6.20	6.08
Class I at NAV	09/30/2011	09/30/2011	10.47	7.26	7.14

Bloomberg U.S. Aggregate Bond Index	—	—	–0.08%	3.11%	3.13%
MSCI ACWI Index	—	—	28.64	14.29	12.48
Blended Index	—	—	10.81	7.73	7.02

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.36%	2.11%	1.11%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	09/30/2011	$17,957	N.A.
Class I	$250,000	09/30/2011	$495,875	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Fund Profile

Country Allocation (% of net assets)5

Asset Allocation (% of net assets)5

Top 10 Holdings (% of net assets)6

ProShares Investment Grade-Interest Rate Hedged ETF	14.5%

VanEck Vectors Emerging Markets High Yield Bond ETF	8.9

First Trust Low Duration Opportunities ETF	4.8

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	4.3

WisdomTree Floating Rate Treasury Fund	3.7

iShares MSCI Taiwan ETF	1.7

Apple, Inc.	1.6

iShares MSCI South Korea ETF	1.4

Microsoft Corp.	1.3

U.S. Treasury Note, 2.375%, 5/15/29	1.3

Total	43.5%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 60% Bloomberg U.S. Aggregate Bond Index and 40% MSCI ACWI Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Important Notice to Shareholders

Effective May 1, 2021, the portfolio managers of the Fund are Richard Bernstein, Matthew Griswold, Henry Timmons and Dan Suzuki.

Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.

6

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 – August 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/21)	Ending Account Value (8/31/21)	Expenses Paid During Period* (3/1/21 – 8/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,058.80	$6.12	1.18%
Class C	$1,000.00	$1,054.70	$10.00	1.93%
Class I	$1,000.00	$1,059.80	$4.83	0.93%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01	1.18%
Class C	$1,000.00	$1,015.50	$9.80	1.93%
Class I	$1,000.00	$1,020.50	$4.74	0.93%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2021.

7

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments

Common Stocks — 48.5%
Security	Shares	Value

Aerospace & Defense — 0.3%

Boeing Co. (The)(1)	4,142	$909,169

Northrop Grumman Corp.	4,065	1,494,700

		$2,403,869

Air Freight & Logistics — 0.9%

C.H. Robinson Worldwide, Inc.	7,524	$677,611

DSV Panalpina A/S	4,672	1,190,060

Expeditors International of Washington, Inc.	10,334	1,288,030

FedEx Corp.	3,330	884,748

Hub Group, Inc., Class A(1)	16,497	1,158,089

United Parcel Service, Inc., Class B	12,230	2,392,555

		$7,591,093

Airlines — 0.2%

Alaska Air Group, Inc.(1)	18,946	$1,086,364

Southwest Airlines Co.(1)	21,432	1,066,885

		$2,153,249

Auto Components — 0.1%

Tupy S.A.(1)	194,100	$836,340

		$836,340

Automobiles — 0.5%

Tesla, Inc.(1)	4,285	$3,152,560

Volkswagen AG, PFC Shares	4,383	1,042,517

		$4,195,077

Banks — 6.5%

BancorpSouth Bank	26,105	$765,660

Bank of America Corp.	69,341	2,894,987

Bank of Nova Scotia (The)	24,667	1,527,940

Banner Corp.	15,318	876,190

BNP Paribas S.A.	21,426	1,357,334

Canadian Western Bank	43,009	1,260,629

Cathay General Bancorp	27,358	1,088,301

Citigroup, Inc.	21,814	1,568,645

Commonwealth Bank of Australia	24,061	1,753,135

Community Bank System, Inc.	11,408	844,192

CVB Financial Corp.	36,966	752,628

First BanCorp/Puerto Rico	111,299	1,416,836

First Financial Bancorp	38,790	911,953

First Interstate BancSystem, Inc., Class A	18,470	813,788

First Merchants Corp.	36,360	1,496,214

Security	Shares	Value

Banks (continued)

First Midwest Bancorp, Inc.	43,549	$815,673

Fulton Financial Corp.	53,873	853,887

Glacier Bancorp, Inc.	15,712	836,821

Grupo Elektra SAB de CV	20,591	1,642,953

Hancock Whitney Corp.	20,340	934,826

Heartland Financial USA, Inc.	17,157	806,894

Home BancShares, Inc.	36,236	802,627

Independent Bank Group, Inc.	11,676	822,341

International Bancshares Corp.	36,672	1,535,823

JPMorgan Chase & Co.	19,284	3,084,476

National Australia Bank, Ltd.	66,204	1,334,748

NBT Bancorp, Inc.	23,892	856,767

Old National Bancorp	45,817	763,311

Pacific Premier Bancorp, Inc.	21,960	877,522

Park National Corp.	6,922	811,535

PNC Financial Services Group, Inc. (The)	4,805	918,236

Renasant Corp.	30,657	1,076,061

Royal Bank of Canada	21,216	2,179,363

Sandy Spring Bancorp, Inc.	22,124	963,943

Seacoast Banking Corporation of Florida	23,638	754,998

Simmons First National Corp., Class A	29,675	862,059

Sumitomo Mitsui Financial Group, Inc.	19,000	655,798

Toronto-Dominion Bank (The)	28,181	1,830,039

Towne Bank/Portsmouth VA	32,572	992,469

Truist Financial Corp.	22,496	1,283,622

Trustmark Corp.	47,374	1,497,966

U.S. Bancorp	13,983	802,484

UMB Financial Corp.	10,589	969,741

United Bankshares, Inc.	22,055	801,258

Valley National Bancorp	78,406	1,022,414

Wells Fargo & Co.	39,777	1,817,809

WesBanco, Inc.	41,795	1,421,030

Westpac Banking Corp.	70,202	1,320,748

		$57,278,674

Beverages — 0.4%

Coca-Cola Co. (The)	31,206	$1,757,210

PepsiCo, Inc.	10,052	1,572,032

		$3,329,242

Biotechnology — 0.5%

Amgen, Inc.	5,732	$1,292,738

Biogen, Inc.(1)	3,379	1,145,177

CSL, Ltd.	6,121	1,392,177

Gilead Sciences, Inc.	8,927	649,707

		$4,479,799

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Building Products — 0.3%

Daikin Industries, Ltd.	3,700	$923,322

Kingspan Group PLC	8,400	959,239

Simpson Manufacturing Co., Inc.	7,506	849,304

		$2,731,865

Capital Markets — 1.3%

Bank of New York Mellon Corp. (The)	20,065	$1,107,989

BlackRock, Inc.	2,251	2,123,346

Charles Schwab Corp. (The)	12,627	919,877

CME Group, Inc.	2,642	532,944

FactSet Research Systems, Inc.	2,663	1,012,526

Hong Kong Exchanges & Clearing, Ltd.	22,600	1,427,734

Intercontinental Exchange, Inc.	8,735	1,044,095

Partners Group Holding AG	553	980,471

S&P Global, Inc.	3,909	1,734,892

Sprott, Inc.	27,449	923,125

		$11,806,999

Chemicals — 3.0%

Air Liquide S.A.	11,839	$2,122,050

Air Products and Chemicals, Inc.	1,947	524,736

Air Water, Inc.(2)	55,500	894,193

Akzo Nobel NV	11,053	1,362,164

Arkema S.A.	8,131	1,080,650

Asahi Kasei Corp.	94,700	976,364

BASF SE	12,457	963,664

Eastman Chemical Co.	12,240	1,385,078

Ecolab, Inc.	10,654	2,400,986

Ems-Chemie Holding AG	1,596	1,729,349

Givaudan S.A.	392	1,966,655

Linde PLC	10,485	3,298,476

Novozymes A/S, Class B	14,356	1,160,497

PPG Industries, Inc.	8,831	1,408,986

Sherwin-Williams Co. (The)	3,111	944,717

Shin-Etsu Chemical Co., Ltd.	8,500	1,403,927

Sika AG	4,982	1,795,046

Symrise AG	8,408	1,196,542

		$26,614,080

Commercial Services & Supplies — 0.1%

Brink’s Co. (The)	9,542	$745,802

Securitas AB, Class B	26,897	447,437

		$1,193,239

Security	Shares	Value

Communications Equipment — 0.2%

Cisco Systems, Inc.	23,755	$1,402,020

		$1,402,020

Construction & Engineering — 0.2%

Eiffage S.A.	4,734	$492,567

Kandenko Co., Ltd.	116,300	999,255

		$1,491,822

Construction Materials — 0.1%

CRH PLC	21,574	$1,142,903

		$1,142,903

Consumer Finance — 0.6%

Aeon Financial Service Co., Ltd.(2)	49,200	$579,082

American Express Co.	8,303	1,377,966

Navient Corp.	87,165	2,023,099

PRA Group, Inc.(1)	23,062	968,604

		$4,948,751

Containers & Packaging — 0.7%

Ball Corp.	15,656	$1,502,350

Huhtamaki Oyj	19,077	1,019,178

SIG Combibloc Group AG	37,618	1,151,591

Sonoco Products Co.	32,942	2,151,112

		$5,824,231

Diversified Consumer Services — 0.1%

InvoCare, Ltd.(2)	103,588	$926,810

		$926,810

Diversified Financial Services — 0.3%

Berkshire Hathaway, Inc., Class B(1)	8,462	$2,418,186

		$2,418,186

Diversified Telecommunication Services — 0.4%

AT&T, Inc.	42,841	$1,174,700

Elisa Oyj	8,337	534,324

Liberty Latin America, Ltd., Class C(1)	75,595	1,087,812

Verizon Communications, Inc.	10,781	592,955

		$3,389,791

Electric Utilities — 0.9%

Cia Energetica de Minas Gerais, PFC Shares	600,000	$1,567,649

CPFL Energia S.A.	338,000	1,898,260

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Electric Utilities (continued)

EDP-Energias do Brasil S.A.	464,700	$1,657,204

Enel SpA	103,066	938,976

Iberdrola S.A.	80,354	995,704

Red Electrica Corp. S.A.	28,050	559,416

		$7,617,209

Electrical Equipment — 0.3%

AMETEK, Inc.	6,028	$819,627

Eaton Corp. PLC	5,895	992,482

Emerson Electric Co.	9,012	950,766

		$2,762,875

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	12,392	$949,599

Canon Marketing Japan, Inc.	24,600	560,902

Hexagon AB, Class B	57,694	1,000,453

Sanmina Corp.(1)	27,934	1,102,834

		$3,613,788

Energy Equipment & Services — 0.6%

Halliburton Co.	76,310	$1,524,674

Schlumberger NV	36,806	1,032,040

Technip Energies NV ADR(1)	25,832	333,749

TechnipFMC PLC(1)	129,159	856,324

Tenaris S.A.	167,499	1,685,928

		$5,432,715

Entertainment — 0.1%

Activision Blizzard, Inc.	7,889	$649,817

		$649,817

Equity Real Estate Investment Trusts (REITs) — 0.1%

Fibra Uno Administracion S.A. de CV	1,096,990	$1,236,599

		$1,236,599

Food & Staples Retailing — 0.6%

Costco Wholesale Corp.	2,995	$1,364,193

Loblaw Cos., Ltd.	18,837	1,327,168

Performance Food Group Co.(1)	19,981	1,003,446

Tsuruha Holdings, Inc.	4,700	590,115

Walmart, Inc.	6,925	1,025,592

		$5,310,514

Security	Shares	Value

Food Products — 1.1%

AAK AB	65,737	$1,572,692

Darling Ingredients, Inc.(1)	21,328	1,588,936

J&J Snack Foods Corp.	9,092	1,488,906

Nestle S.A.	16,445	2,076,818

Nisshin Seifun Group, Inc.	42,500	697,889

Saputo, Inc.	23,295	655,285

Simply Good Foods Co. (The)(1)	36,899	1,314,342

		$9,394,868

Health Care Equipment & Supplies — 0.8%

Abbott Laboratories	14,240	$1,799,509

Becton, Dickinson and Co.	2,823	710,549

Danaher Corp.	3,285	1,064,866

DENTSPLY SIRONA, Inc.	7,813	482,062

Edwards Lifesciences Corp.(1)	6,975	817,330

Intuitive Surgical, Inc.(1)	1,267	1,334,861

Medtronic PLC	8,998	1,201,053

		$7,410,230

Health Care Providers & Services — 0.8%

Cigna Corp.	3,969	$840,039

CVS Health Corp.	10,400	898,456

Henry Schein, Inc.(1)	10,993	830,961

Humana, Inc.	1,365	553,398

Quest Diagnostics, Inc.	5,101	779,586

Ryman Healthcare, Ltd.(2)	72,431	790,985

UnitedHealth Group, Inc.	4,546	1,892,363

		$6,585,788

Hotels, Restaurants & Leisure — 0.4%

Flutter Entertainment PLC(1)	3,869	$752,154

J D Wetherspoon PLC(1)	54,501	833,508

La Francaise des Jeux SAEM(3)	20,657	1,068,984

McDonald’s Corp.	3,770	895,224

		$3,549,870

Household Durables — 0.7%

Construtora Tenda S.A.	202,100	$789,514

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	199,400	779,738

D.R. Horton, Inc.	12,370	1,182,820

Direcional Engenharia S.A.	342,700	841,705

Even Construtora e Incorporadora S.A.	372,000	602,158

JM AB	38,235	1,481,256

		$5,677,191

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 0.4%

Henkel AG & Co. KGaA	15,069	$1,356,283

Kimberly-Clark Corp.	4,432	610,774

Procter & Gamble Co. (The)	7,596	1,081,594

Reckitt Benckiser Group PLC	10,759	821,355

		$3,870,006

Independent Power and Renewable Electricity Producers — 0.3%

AES Brasil Energia S.A.	281,100	$827,404

Engie Brasil Energia S.A.	241,500	1,753,757

		$2,581,161

Industrial Conglomerates — 0.6%

3M Co.	5,247	$1,021,801

General Electric Co.	8,726	919,807

Nolato AB, Class B	119,600	1,383,159

Siemens AG	5,562	922,707

Smiths Group PLC	32,780	650,584

		$4,898,058

Insurance — 2.0%

Aflac, Inc.	17,242	$977,276

AIA Group, Ltd.	140,600	1,678,866

Allianz SE	9,130	2,143,375

Aon PLC, Class A	7,732	2,218,001

Arthur J. Gallagher & Co.	6,437	924,482

AXA S.A.	19,916	559,510

Dai-ichi Life Holdings, Inc.	38,000	751,916

Markel Corp.(1)	483	613,531

Marsh & McLennan Cos., Inc.	12,079	1,898,819

Muenchener Rueckversicherungs-Gesellschaft AG	1,789	522,153

NN Group NV	17,829	924,839

Progressive Corp. (The)	11,632	1,120,627

Swiss Life Holding AG	2,805	1,462,047

Tokio Marine Holdings, Inc.	10,300	503,972

Zurich Insurance Group AG	3,337	1,464,246

		$17,763,660

Interactive Media & Services — 1.9%

Alphabet, Inc., Class A(1)	1,800	$5,209,110

Alphabet, Inc., Class C(1)	1,852	5,387,913

Facebook, Inc., Class A(1)	14,272	5,414,511

Tencent Holdings, Ltd.	14,100	870,855

		$16,882,389

Security	Shares	Value

Internet & Direct Marketing Retail — 1.0%

Amazon.com, Inc.(1)	2,403	$8,340,308

Americanas S.A.(1)	40,698	325,534

Lojas Americanas S.A.	226,100	254,487

		$8,920,329

IT Services — 1.6%

Amdocs, Ltd.	8,111	$624,790

Atos SE	5,537	287,877

Automatic Data Processing, Inc.	9,732	2,034,377

Broadridge Financial Solutions, Inc.	4,673	804,784

Cognizant Technology Solutions Corp., Class A	9,586	731,508

Fidelity National Information Services, Inc.	6,569	839,321

Fiserv, Inc.(1)	4,882	575,051

Mastercard, Inc., Class A	2,446	846,879

Nexi SpA(1)(3)	39,711	827,753

Otsuka Corp.	11,400	590,142

Shopify, Inc., Class A(1)	1,247	1,904,219

Sopra Steria Group SACA	4,293	874,492

TIS, Inc.	27,100	765,022

Visa, Inc., Class A	11,259	2,579,437

		$14,285,652

Life Sciences Tools & Services — 0.5%

Illumina, Inc.(1)	1,779	$813,288

Mettler-Toledo International, Inc.(1)	638	990,705

PerkinElmer, Inc.	5,108	943,958

Thermo Fisher Scientific, Inc.	3,188	1,769,181

		$4,517,132

Machinery — 0.8%

Indutrade AB	42,915	$1,418,390

Interroll Holding AG	388	1,724,369

Mueller Industries, Inc.	26,569	1,185,243

Mueller Water Products, Inc., Class A	75,063	1,247,547

PACCAR, Inc.	8,381	686,152

Traton SE	20,857	615,750

		$6,877,451

Media — 0.1%

Fuji Media Holdings, Inc.	48,400	$504,520

		$504,520

Metals & Mining — 0.6%

Acerinox S.A.	89,695	$1,222,451

Boliden AB	25,829	901,775

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Metals & Mining (continued)

Gerdau S.A., PFC Shares	186,200	$1,019,801

Metalurgica Gerdau S.A., PFC Shares	451,500	1,129,012

Vale S.A.	61,000	1,164,129

		$5,437,168

Multi-Utilities — 0.3%

National Grid PLC	75,542	$977,077

NorthWestern Corp.	19,750	1,256,100

		$2,233,177

Multiline Retail — 0.4%

Big Lots, Inc.	18,119	$881,671

Dollar General Corp.	2,807	625,708

Dollarama, Inc.	16,364	746,182

Magazine Luiza S.A.	169,000	596,148

Pan Pacific International Holdings Corp.	25,800	490,802

		$3,340,511

Oil, Gas & Consumable Fuels — 2.6%

Chevron Corp.	18,107	$1,752,214

ConocoPhillips	31,867	1,769,575

Eni SpA	79,500	980,838

EOG Resources, Inc.	13,646	921,378

Exxon Mobil Corp.	46,508	2,535,616

Galp Energia SGPS S.A., Class B	115,777	1,184,273

Hess Corp.	27,154	1,866,838

ONEOK, Inc.	17,847	937,324

Petroleo Brasileiro S.A.	320,200	1,728,936

Pioneer Natural Resources Co.	9,794	1,465,868

Repsol S.A.	121,410	1,393,199

Royal Dutch Shell PLC, Class A	63,873	1,265,927

Suncor Energy, Inc.(2)	67,351	1,257,710

TC Energy Corp.	22,945	1,089,372

TotalEnergies SE	18,222	806,007

Valero Energy Corp.	10,843	718,999

World Fuel Services Corp.	39,169	1,267,509

		$22,941,583

Paper & Forest Products — 0.1%

Mondi PLC	40,460	$1,116,086

		$1,116,086

Personal Products — 0.4%

Beiersdorf AG	8,756	$1,062,664

Edgewell Personal Care Co.	24,778	1,048,110

Security	Shares	Value

Personal Products (continued)

Kose Corp.(2)	5,400	$651,691

Unilever PLC	17,493	974,008

		$3,736,473

Pharmaceuticals — 1.7%

Bayer AG	6,498	$361,489

Bristol-Myers Squibb Co.	8,348	558,147

Eli Lilly & Co.	5,860	1,513,580

Johnson & Johnson	15,548	2,691,825

Merck & Co., Inc.	8,604	656,399

Novo Nordisk A/S, Class B	29,536	2,956,846

Organon & Co.	860	29,145

Pfizer, Inc.	52,564	2,421,624

Roche Holding AG PC	6,578	2,641,428

Sanofi	11,110	1,151,425

		$14,981,908

Professional Services — 0.4%

AFRY AB	19,925	$669,302

Korn Ferry	23,371	1,652,096

Teleperformance	3,190	1,411,210

		$3,732,608

Real Estate Management & Development — 0.2%

BR Malls Participacoes S.A.(1)	488,200	$852,566

Nexity S.A.	21,705	1,120,877

		$1,973,443

Road & Rail — 1.6%

Central Japan Railway Co.	2,900	$424,472

CSX Corp.	90,894	2,956,782

J.B. Hunt Transport Services, Inc.	14,121	2,505,065

Norfolk Southern Corp.	8,340	2,114,524

Old Dominion Freight Line, Inc.	4,771	1,377,483

Rumo S.A.(1)	290,400	1,051,344

Union Pacific Corp.	10,956	2,375,699

Werner Enterprises, Inc.	19,166	903,869

		$13,709,238

Semiconductors & Semiconductor Equipment — 0.9%

Applied Materials, Inc.	9,778	$1,321,301

ASML Holding NV	1,735	1,446,968

Intel Corp.	28,347	1,532,439

NVIDIA Corp.	13,516	3,025,557

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

QUALCOMM, Inc.	6,460	$947,617

		$8,273,882

Software — 2.1%

Adobe, Inc.(1)	1,526	$1,012,806

ANSYS, Inc.(1)	1,943	709,894

Constellation Software, Inc.	516	874,495

Hilan, Ltd.	18,349	1,037,250

Microsoft Corp.	39,237	11,844,866

Oracle Corp.	13,008	1,159,403

Tyler Technologies, Inc.(1)	2,255	1,095,253

VMware, Inc., Class A(1)	3,756	559,156

		$18,293,123

Specialty Retail — 0.6%

Advance Auto Parts, Inc.	4,683	$949,946

Bilia AB, Class A(2)	44,656	897,288

Home Depot, Inc. (The)	3,993	1,302,437

Industria de Diseno Textil S.A.	17,060	582,794

Petrobras Distribuidora S.A.	304,100	1,599,071

		$5,331,536

Technology Hardware, Storage & Peripherals — 1.7%

Apple, Inc.	95,036	$14,429,316

Samsung Electronics Co., Ltd. GDR	394	643,297

		$15,072,613

Textiles, Apparel & Luxury Goods — 0.3%

Alpargatas S.A., PFC Shares(1)	98,600	$1,143,545

NIKE, Inc., Class B	6,191	1,019,905

Swatch Group AG (The)	2,653	748,554

		$2,912,004

Thrifts & Mortgage Finance — 0.7%

Capitol Federal Financial, Inc.	106,044	$1,223,748

Equitable Group, Inc.	14,329	1,739,832

Washington Federal, Inc.	48,486	1,614,584

WSFS Financial Corp.	26,287	1,193,693

		$5,771,857

Tobacco — 0.1%

Philip Morris International, Inc.	11,064	$1,139,592

		$1,139,592

Security	Shares	Value

Trading Companies & Distributors — 0.5%

Brenntag SE	10,953	$1,105,359

Bunzl PLC	17,838	646,330

Fastenal Co.	14,534	811,724

Mitsui & Co., Ltd.	91,100	2,009,263

		$4,572,676

Transportation Infrastructure — 0.2%

EcoRodovias Infraestrutura e Logistica S.A.(1)	500,100	$952,654

Hamburger Hafen und Logistik AG	40,880	901,194

		$1,853,848

Wireless Telecommunication Services — 0.4%

America Movil SAB de CV, Series L	2,235,840	$2,191,978

SoftBank Group Corp.	12,500	704,422

T-Mobile US, Inc.(1)	6,064	830,889

		$3,727,289

Total Common Stocks (identified cost $291,010,721)		$426,650,477

Exchange-Traded Funds(4) — 41.4%
Security	Shares	Value

Equity Funds — 4.2%

iShares MSCI China ETF	123,606	$8,750,069

iShares MSCI South Korea ETF	144,000	12,483,360

iShares MSCI Taiwan ETF	234,000	15,200,640

		$36,434,069

Fixed Income Funds — 37.2%

First Trust Low Duration Opportunities ETF	836,828	$42,469,021

iShares 10+ Year Investment Grade Corporate Bond ETF	116,000	8,265,000

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund(2)	377,800	37,598,656

ProShares Investment Grade-Interest Rate Hedged ETF	1,690,000	127,628,800

VanEck Vectors Emerging Markets High Yield Bond ETF	3,295,000	78,190,350

WisdomTree Floating Rate Treasury Fund	1,306,000	32,780,600

		$326,932,427

Total Exchange-Traded Funds (identified cost $357,635,936)		$363,366,496

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments — continued

U.S. Treasury Obligations — 9.0%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bonds:

1.125%, 5/15/40	$2,189	$1,951,132

1.125%, 8/15/40	4,622	4,104,464

3.875%, 8/15/40	5,183	6,981,055

4.375%, 11/15/39	7,989	11,368,836

		$24,405,487

U.S. Treasury Notes:

0.625%, 5/15/30	$6,786	$6,446,265

1.50%, 2/15/30	7,493	7,671,237

2.375%, 5/15/29	10,529	11,487,715

2.625%, 2/15/29	8,964	9,933,361

2.875%, 5/15/28	4,006	4,485,893

2.875%, 8/15/28	5,210	5,843,860

3.125%, 11/15/28	7,534	8,600,105

		$54,468,436

Total U.S. Treasury Obligations (identified cost $82,805,819)		$78,873,923

Short-Term Investments — 3.0%

Affiliated Fund — 1.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.07%(5)	9,749,850	$9,749,850

Total Affiliated Fund (identified cost $9,749,850)		$9,749,850

Securities Lending Collateral — 1.9%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(6)	16,790,693	$16,790,693

Total Securities Lending Collateral (identified cost $16,790,693)		$16,790,693

Total Short-Term Investments (identified cost $26,540,543)		$26,540,543

Total Investments — 101.9% (identified cost $757,993,019)		$895,431,439

Other Assets, Less Liabilities — (1.9)%		$(16,464,920)

Net Assets — 100.0%		$878,966,519

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at August 31, 2021. The aggregate market value of securities on loan at August 31, 2021 was $19,650,145.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2021, the aggregate value of these securities is $1,896,737 or 0.2% of the Fund’s net assets.

(4)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2021.

(6)	Represents investment of cash collateral received in connection with securities lending.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value

United States	41.8%	$367,740,196

Brazil	2.7	23,370,956

Switzerland	2.0	17,740,574

Canada	2.0	17,315,359

Japan	1.8	15,677,069

France	1.4	12,666,732

Germany	1.4	12,193,697

United Kingdom	1.1	10,173,748

Sweden	1.1	9,771,752

Australia	0.8	6,727,618

Denmark	0.6	5,307,403

Mexico	0.6	5,071,530

Netherlands	0.6	4,999,898

Spain	0.5	4,753,564

Ireland	0.4	3,846,778

Hong Kong	0.4	3,106,600

Italy	0.3	2,747,567

Luxembourg	0.2	1,685,928

Finland	0.2	1,553,502

Portugal	0.1	1,184,273

Chile	0.1	1,087,812

Israel	0.1	1,037,250

China	0.1	870,855

New Zealand	0.1	790,985

South Korea	0.1	643,297

Exchange-Traded Funds	41.4	363,366,496

Total Investments	101.9%	$895,431,439

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt

GDR	–	Global Depositary Receipt

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Statement of Assets and Liabilities

Assets	August 31, 2021

Unaffiliated investments, at value including $19,650,145 of securities on loan (identified cost, $748,243,169)	$885,681,589

Affiliated investment, at value (identified cost, $9,749,850)	9,749,850

Cash	5,496

Foreign currency, at value (identified cost, $35,779)	35,715

Dividends receivable	572,778

Interest receivable	335,971

Dividends receivable from affiliated investment	616

Receivable for Fund shares sold	1,008,055

Securities lending income receivable	4,784

Tax reclaims receivable	266,101

Total assets	$897,660,955

Liabilities

Collateral for securities loaned	$16,790,693

Payable for Fund shares redeemed	911,498

Payable to affiliates:

Investment adviser and administration fee	613,935

Distribution and service fees	105,950

Accrued expenses	272,360

Total liabilities	$18,694,436

Net Assets	$878,966,519

Sources of Net Assets

Paid-in capital	$717,898,369

Distributable earnings	161,068,150

Total	$878,966,519

Class A Shares

Net Assets	$118,418,551

Shares Outstanding	7,306,045

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.21

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$17.20

Class C Shares

Net Assets	$95,492,940

Shares Outstanding	6,038,827

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$15.81

Class I Shares

Net Assets	$665,055,028

Shares Outstanding	40,807,041

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Statement of Operations

Investment Income	Year Ended August 31, 2021

Dividends (net of foreign taxes, $359,067)	$15,011,042

Interest	1,096,503

Dividends from affiliated investment	27,122

Securities lending income, net	107,425

Total investment income	$16,242,092

Expenses

Investment adviser and administration fee	$6,757,042

Distribution and service fees

Class A	270,744

Class C	972,684

Trustees’ fees and expenses	40,487

Custodian fee	225,749

Transfer and dividend disbursing agent fees	358,347

Legal and accounting services	60,090

Printing and postage	47,383

Registration fees	64,852

Miscellaneous	36,401

Total expenses	$8,833,779

Net investment income	$7,408,313

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$22,681,320

Investment transactions — affiliated investment	490

Foreign currency transactions	(270,025)

Net realized gain	$22,411,785

Change in unrealized appreciation (depreciation) —

Investments	$50,413,488

Investments — affiliated investment	(485)

Foreign currency	(13,067)

Net change in unrealized appreciation (depreciation)	$50,399,936

Net realized and unrealized gain	$72,811,721

Net increase in net assets from operations	$80,220,034

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$7,408,313	$4,738,314

Net realized gain	22,411,785	22,420,859

Net change in unrealized appreciation (depreciation)	50,399,936	40,821,808

Net increase in net assets from operations	$80,220,034	$67,980,981

Distributions to shareholders —

Class A	$(2,975,278)	$(3,202,531)

Class C	(2,138,196)	(4,129,164)

Class I	(17,709,119)	(20,042,888)

Total distributions to shareholders	$(22,822,593)	$(27,374,583)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$27,204,715	$32,264,614

Class C	15,427,834	19,027,947

Class I	180,319,034	192,018,296

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,784,346	2,290,521

Class C	1,588,915	2,643,861

Class I	12,285,864	12,596,767

Cost of shares redeemed

Class A	(20,944,182)	(19,598,825)

Class C	(24,218,772)	(45,389,523)

Class I	(117,716,571)	(155,773,403)

Net asset value of shares converted

Class A	4,971,474	1,800,943

Class C	(4,971,474)	(1,800,943)

Net increase in net assets from Fund share transactions	$75,731,183	$40,080,255

Net increase in net assets	$133,128,624	$80,686,653

Net Assets

At beginning of year	$745,837,895	$665,151,242

At end of year	$878,966,519	$745,837,895

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Financial Highlights

	Class A

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$15.140	$14.370	$15.110	$14.330	$13.060

Income (Loss) From Operations

Net investment income(1)	$0.127	$0.097	$0.161	$0.157	$0.156

Net realized and unrealized gain (loss)	1.390	1.284	(0.542)	0.934	1.176

Total income (loss) from operations	$1.517	$1.381	$(0.381)	$1.091	$1.332

Less Distributions

From net investment income	$(0.084)	$(0.191)	$(0.071)	$(0.154)	$(0.062)

From net realized gain	(0.363)	(0.420)	(0.288)	(0.157)	—

Total distributions	$(0.447)	$(0.611)	$(0.359)	$(0.311)	$(0.062)

Net asset value — End of year	$16.210	$15.140	$14.370	$15.110	$14.330

Total Return(2)	10.23%	9.93%	(2.43)%	7.67%	10.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$118,419	$97,873	$76,453	$87,728	$84,551

Ratios (as a percentage of average daily net assets):

Expenses	1.18%	1.21%	1.22%	1.20%	1.26%

Net investment income	0.82%	0.68%	1.14%	1.05%	1.15%

Portfolio Turnover	63%	70%	85%	44%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

19	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$14.780	$14.030	$14.790	$14.030	$12.830

Income (Loss) From Operations

Net investment income (loss)(1)	$0.008	$(0.010)	$0.054	$0.045	$0.053

Net realized and unrealized gain (loss)	1.351	1.258	(0.531)	0.920	1.147

Total income (loss) from operations	$1.359	$1.248	$(0.477)	$0.965	$1.200

Less Distributions

From net investment income	$—	$(0.078)	$—	$(0.048)	$—

From net realized gain	(0.329)	(0.420)	(0.283)	(0.157)	—

Total distributions	$(0.329)	$(0.498)	$(0.283)	$(0.205)	$—

Net asset value — End of year	$15.810	$14.780	$14.030	$14.790	$14.030

Total Return(2)	9.34%	9.14%	(3.16)%	6.91%	9.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$95,493	$101,075	$121,049	$141,787	$124,228

Ratios (as a percentage of average daily net assets):

Expenses	1.93%	1.96%	1.97%	1.95%	2.01%

Net investment income (loss)	0.05%	(0.07)%	0.39%	0.31%	0.40%

Portfolio Turnover	63%	70%	85%	44%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

20	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$15.220	$14.440	$15.190	$14.390	$13.130

Income (Loss) From Operations

Net investment income(1)	$0.167	$0.133	$0.199	$0.196	$0.192

Net realized and unrealized gain (loss)	1.392	1.294	(0.552)	0.952	1.164

Total income (loss) from operations	$1.559	$1.427	$(0.353)	$1.148	$1.356

Less Distributions

From net investment income	$(0.116)	$(0.227)	$(0.109)	$(0.191)	$(0.096)

From net realized gain	(0.363)	(0.420)	(0.288)	(0.157)	—

Total distributions	$(0.479)	$(0.647)	$(0.397)	$(0.348)	$(0.096)

Net asset value — End of year	$16.300	$15.220	$14.440	$15.190	$14.390

Total Return(2)	10.47%	10.24%	(2.22)%	8.04%	10.40%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$665,055	$546,890	$467,649	$563,130	$415,089

Ratios (as a percentage of average daily net assets):

Expenses	0.93%	0.96%	0.97%	0.95%	1.01%

Net investment income	1.06%	0.92%	1.40%	1.32%	1.40%

Portfolio Turnover	63%	70%	85%	44%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

21	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are

22

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses do not include the Fund’s pro rata share of the indirect expenses borne by the Fund from its investments in exchange-traded funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2021 and August 31, 2020 was as follows:

	Year Ended August 31,
	2021	2020

Ordinary income	$6,319,926	$10,915,317

Long-term capital gains	$16,502,667	$16,459,266

23

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

During the year ended August 31, 2021, distributable earnings was decreased by $1,899,686 and paid-in capital was increased by $1,899,686 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,852,982

Undistributed long-term capital gains	19,248,095

Net unrealized appreciation	136,967,073

Distributable earnings	$161,068,150

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$758,474,254

Gross unrealized appreciation	$147,667,613

Gross unrealized depreciation	(10,710,428)

Net unrealized appreciation	$136,957,185

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.850%

$500 million but less than $1 billion	0.800%

$1 billion but less than $2.5 billion	0.775%

$2.5 billion but less than $5 billion	0.750%

$5 billion and over	0.730%

For the year ended August 31, 2021, the investment adviser and administration fee amounted to $6,757,042 or 0.83% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with RBA, which took effect on March 1, 2021. EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2021, EVM earned $6,909 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,770 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

24

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2021 amounted to $270,744 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2021, the Fund paid or accrued to EVD $729,513 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2021 amounted to $243,171 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2021, the Fund was informed that EVD received approximately $5,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$466,896,519	$348,487,329

U.S. Government and Agency Securities	121,448,020	145,070,497

	$588,344,539	$493,557,826

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2021	2020

Sales	1,757,239	2,224,775

Issued to shareholders electing to receive payments of distributions in Fund shares	117,856	162,795

Redemptions	(1,354,951)	(1,369,666)

Converted from Class C shares	321,417	126,134

Net increase	841,561	1,144,038

25

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2021	2020

Sales	1,017,811	1,369,490

Issued to shareholders electing to receive payments of distributions in Fund shares	106,998	191,584

Redemptions	(1,597,341)	(3,220,026)

Converted to Class A shares	(329,144)	(128,967)

Net decrease	(801,676)	(1,787,919)

	Year Ended August 31,
Class I	2021	2020

Sales	11,618,284	13,591,031

Issued to shareholders electing to receive payments of distributions in Fund shares	808,813	892,755

Redemptions	(7,563,984)	(10,928,776)

Net increase	4,863,113	3,555,010

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2021.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $19,650,145 and $20,295,663, respectively. Collateral received was comprised of cash of $16,790,693 and U.S. government and/or agencies securities of $3,504,970. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

26

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2021.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$1,904,668	$—	$—	$—	$1,904,668

Exchange-Traded Funds	14,886,025				14,886,025

Total	$16,790,693	$—	$—	$—	$16,790,693

The carrying amount of the liability for collateral for securities loaned at August 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2021.

10  Investments in Affiliated Funds

At August 31, 2021, the value of the Fund’s investment in affiliated funds was $9,749,850, which represents 1.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$43,481,868	$138,149,931	$(171,881,954)	$490	$(485)	$9,749,850	$27,122	9,749,850

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

At August 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$22,539,685	$2,614,121		$—	$25,153,806

Consumer Discretionary	26,865,001	8,824,667		—	35,689,668

Consumer Staples	16,977,180	9,803,515		—	26,780,695

Energy	21,058,126	7,316,172		—	28,374,298

Financials	80,568,153	19,419,974		—	99,988,127

Health Care	28,680,507	9,294,350		—	37,974,857

Industrials	37,077,922	18,893,969		—	55,971,891

Information Technology	52,906,922	8,034,156		—	60,941,078

Materials	16,929,383	23,205,085		—	40,134,468

Real Estate	2,089,165	1,120,877		—	3,210,042

Utilities	8,960,374	3,471,173		—	12,431,547

Total Common Stocks	$314,652,418	$111,998,059	*	$—	$426,650,477

Exchange-Traded Funds	$363,366,496	$—		$—	$363,366,496

U.S. Treasury Obligations	—	78,873,923		—	78,873,923

Short-Term Investments —

Affiliated Fund	—	9,749,850		—	9,749,850

Securities Lending Collateral	16,790,693	—		—	16,790,693

Total Investments	$694,809,607	$200,621,832		$—	$895,431,439

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

28

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, capital gains dividends and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2021, the Fund designates approximately $9,713,224, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 38.97% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $21,982,248 or, if subsequently determined to be different, the net capital gain of such year.

163(j) Interest Dividends.  For the fiscal year ended August 31, 2021, the Fund designates 9.20% of distributions from net investment income as a 163(j) interest dividend.

30

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

31

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

32

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

33

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

35

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

1251 Avenue of the Americas

Suite 4102

New York, NY 10020

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.21

Eaton Vance

Richard Bernstein Equity Strategy Fund

Annual Report

August 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2021

Eaton Vance

Richard Bernstein Equity Strategy Fund

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting September 1, 2020, was notable for a widespread equity rally that began in November 2020, paused in January 2021, and then continued almost unabated through the end of the period. Broad-market stock indexes posted strong double-digit returns as investors cheered the re-opening of businesses that had been closed or hobbled by COVID-19 the previous spring, along with the rollout of several highly effective vaccines.

The news was not all good, however, as the path of the virus continued to have a firm grip on the global economy. Disease rates advanced and declined as a third and fourth wave of COVID-19 infections coursed through nations across the globe. COVID-19 concerns were largely responsible for equity market downturns in September and October 2020. For the rest of the period, COVID-19 worries sparked several steep, but brief, market retreats.

Worker shortages related to COVID-19 led to global supply chain issues throughout the period. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealers short of vehicles to sell. In the U.S. in particular, shortages — combined with high demand from consumers itching to spend the money they had saved by sheltering at home early in the pandemic — led to higher year-over-year inflation than the economy had seen in years. While U.S. Federal Reserve Chairman Jerome Powell and Treasury Secretary Janet Yellen expressed the view that inflation in 2021 would likely be transitory, inflation became a key concern for investors during the period.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. While global equity indexes generally reported positive returns during the closing months of the period, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, declined 8.84% in the final three months of the period.

For the 12-month period, the MSCI World Index, a broad measure of global equities, returned 29.76%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 31.17%; and the technology-laden Nasdaq Composite Index rose 30.49%. The MSCI EAFE Index of developed-market international equities returned 26.12%, while the MSCI Emerging Markets Index returned 21.12% in U.S. dollars.

Fund Performance

For the 12-month period ended August 31, 2021, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) returned 22.71% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI ACWI Index (the Index), which returned 28.64%.

The Fund uses a macro-driven, top-down approach that emphasizes and de-emphasizes various market segments in seeking potentially overlooked investment opportunities worldwide.

An underweight exposure, relative to the Index, to emerging market nations other than China during the final four months of 2020 hurt Fund performance versus the Index as many emerging market economies recovered from the pandemic-induced downturn earlier in 2020.

Within the Fund’s U.S. allocation, large-cap stock selections in the financials, consumer discretionary, industrials, and materials sectors also detracted from Fund performance versus the Index. In the materials sector, stock selections in the chemicals industry weighed on relative performance.

Stock selections in the Fund’s European allocation also detracted from performance versus the Index. In the information technology (IT) sector, stock selections in the IT services industry dragged on Fund performance, as did stock selections in the machinery industry within the industrials sector. In the European financials sector, the Fund’s underweight position in the banking industry — where share prices in general rallied during the period — and an overweight position in the insurance industry, which experienced increased claims during the pandemic, detracted from relative performance as well.

In a period when the overall direction of equity markets was up, the Fund’s cash allocation also detracted from returns versus the Index, particularly from September through December 2020. Management maintained a modest cash position to help mitigate the effect of potential market downturns and to help fund shareholder redemptions.

In contrast, the Fund’s overweight position in U.S. small-cap value stocks, particularly shares of regional banks, contributed to Fund performance versus the Index. During the period, regional banks in general traded at lower and — in Fund management’s view — more attractive prices relative to their earnings than many other industries.

The Fund’s overweight exposure to Chinese equities in the closing months of 2020 — achieved primarily by owning shares of the iShares MSCI China ETF — also contributed to relative returns. Beginning in January 2021, the Fund began shifting some of its China allocations into other emerging markets, primarily Brazil, that management felt offered more opportunity. The resulting underweight position in China and overweight position in Brazil helped relative performance as well. In Brazil, strong stock selections in two sectors — industrials and consumer discretionary — were beneficial to performance versus the Index during the period.

The Fund’s underweight position in Japanese equities also contributed to performance relative to the Index due, in large part, to a weakening Japanese yen versus the U.S. dollar during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA, Henry Timmons, CFA and Dan Suzuki, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	10/12/2010	10/12/2010	22.71%	13.07%	11.20%
Class A with 5.75% Maximum Sales Charge	—	—	15.64	11.75	10.54
Class C at NAV	10/12/2010	10/12/2010	21.88	12.23	10.37
Class C with 1% Maximum Sales Charge	—	—	20.88	12.23	10.37
Class I at NAV	10/12/2010	10/12/2010	23.09	13.36	11.47

MSCI ACWI Index	—	—	28.64%	14.29%	11.26%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.27%	2.02%	1.02%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	08/31/2011	$26,855	N.A.
Class I	$250,000	08/31/2011	$741,162	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Fund Profile

Country Allocation (% of net assets)5

Equity Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.9%

Microsoft Corp.	3.1

iShares MSCI Taiwan ETF	2.5

Amazon.com, Inc.	2.2

iShares MSCI South Korea ETF	2.1

iShares MSCI China ETF	1.8

Alphabet, Inc., Class A	1.4

Facebook, Inc., Class A	1.2

Alphabet, Inc., Class C	1.1

NVIDIA Corp.	0.9

Total	20.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P

DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

Important Notice to Shareholders

Effective May 1, 2021, the portfolio managers of the Fund are Richard Bernstein, Matthew Griswold, Henry Timmons and Dan Suzuki.

5

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 – August 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/21)	Ending Account Value (8/31/21)	Expenses Paid During Period* (3/1/21 – 8/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,114.30	$6.34	1.19%
Class C	$1,000.00	$1,110.50	$10.32	1.94%
Class I	$1,000.00	$1,115.80	$5.01	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2021.

6

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Portfolio of Investments

Common Stocks — 92.8%
Security	Shares	Value

Aerospace & Defense — 1.1%

Boeing Co. (The)(1)	7,826	$1,717,807

Embraer S.A.(1)	1,014,200	4,593,596

Northrop Grumman Corp.	6,372	2,342,984

Thales S.A.	12,529	1,272,540

		$9,926,927

Air Freight & Logistics — 1.4%

C.H. Robinson Worldwide, Inc.	17,404	$1,567,404

Expeditors International of Washington, Inc.	19,904	2,480,835

FedEx Corp.	8,076	2,145,712

Hub Group, Inc., Class A(1)	47,895	3,362,229

United Parcel Service, Inc., Class B	17,938	3,509,211

		$13,065,391

Airlines — 1.0%

Alaska Air Group, Inc.(1)	34,123	$1,956,613

Gol Linhas Aereas Inteligentes S.A., PFC Shares(1)	391,600	1,511,630

SkyWest, Inc.(1)	76,480	3,567,792

Southwest Airlines Co.(1)	40,514	2,016,787

		$9,052,822

Auto Components — 0.2%

Cie Generale des Etablissements Michelin SCA	13,654	$2,210,527

		$2,210,527

Automobiles — 0.8%

Tesla, Inc.(1)	9,885	$7,272,592

		$7,272,592

Banks — 12.4%

Ameris Bancorp	37,992	$1,870,726

Atlantic Union Bankshares Corp.	46,133	1,706,921

BancorpSouth Bank	56,300	1,651,279

Bank of America Corp.	133,794	5,585,900

Bank of Nova Scotia (The)	48,154	2,982,789

BankUnited, Inc.	43,563	1,830,953

Banner Corp.	32,830	1,877,876

BNP Paribas S.A.	42,794	2,710,994

Cadence Bancorp, Class A	257,428	5,537,276

Cathay General Bancorp	71,898	2,860,102

Citigroup, Inc.	42,863	3,082,278

Columbia Banking System, Inc.	40,398	1,468,871

Security	Shares	Value

Banks (continued)

Commonwealth Bank of Australia	46,906	$3,417,671

Community Bank System, Inc.	30,086	2,226,364

CVB Financial Corp.	78,936	1,607,137

First BanCorp/Puerto Rico	276,632	3,521,525

First Financial Bancorp	82,708	1,944,465

First Horizon Corp.	112,713	1,847,366

First Midwest Bancorp, Inc.	102,659	1,922,803

Fulton Financial Corp.	114,617	1,816,679

Glacier Bancorp, Inc.	40,247	2,143,555

Hancock Whitney Corp.	42,345	1,946,176

Hilltop Holdings, Inc.	51,451	1,722,065

Home BancShares, Inc.	83,567	1,851,009

Independent Bank Corp.	21,394	1,640,920

Independent Bank Group, Inc.	25,489	1,795,190

JPMorgan Chase & Co.	48,155	7,702,392

National Australia Bank, Ltd.	128,757	2,595,888

Old National Bancorp	124,003	2,065,890

Pacific Premier Bancorp, Inc.	51,132	2,043,235

Renasant Corp.	89,127	3,128,358

Royal Bank of Canada	41,292	4,241,623

Seacoast Banking Corporation of Florida	50,727	1,620,220

Simmons First National Corp., Class A	64,012	1,859,549

South State Corp.	21,077	1,445,461

Sumitomo Mitsui Financial Group, Inc.	56,300	1,943,234

Toronto-Dominion Bank (The)	55,779	3,622,220

Truist Financial Corp.	43,795	2,498,943

U.S. Bancorp	37,916	2,175,999

UMB Financial Corp.	24,611	2,253,875

United Bankshares, Inc.	49,983	1,815,882

United Community Banks, Inc.	53,563	1,615,996

Valley National Bancorp	232,858	3,036,468

Wells Fargo & Co.	76,667	3,503,682

Westpac Banking Corp.	136,470	2,567,483

		$114,305,288

Beverages — 1.2%

Asahi Group Holdings, Ltd.	35,500	$1,650,204

Britvic PLC	136,160	1,826,925

Coca-Cola Co. (The)	65,853	3,708,182

PepsiCo, Inc.	26,321	4,116,341

		$11,301,652

Biotechnology — 0.7%

Amgen, Inc.	13,030	$2,938,656

CSL, Ltd.	9,551	2,172,305

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Biotechnology (continued)

Gilead Sciences, Inc.	14,614	$1,063,607

		$6,174,568

Building Products — 0.5%

Daikin Industries, Ltd.	8,000	$1,996,372

Kingspan Group PLC	25,698	2,934,586

		$4,930,958

Capital Markets — 1.4%

BlackRock, Inc.	3,429	$3,234,541

Hong Kong Exchanges & Clearing, Ltd.	44,100	2,785,975

Moody’s Corp.	6,984	2,659,298

Morgan Stanley(2)	18,369	1,918,275

Partners Group Holding AG	1,400	2,482,205

		$13,080,294

Chemicals — 5.4%

Air Liquide S.A.	24,986	$4,478,549

Air Products and Chemicals, Inc.	8,502	2,291,374

Air Water, Inc.(3)	100,100	1,612,769

Akzo Nobel NV	14,153	1,744,206

Arkema S.A.	14,645	1,946,393

Asahi Kasei Corp.	170,600	1,758,899

BASF SE	22,436	1,735,631

Ecolab, Inc.	11,393	2,567,526

Ems-Chemie Holding AG	3,263	3,535,630

Givaudan S.A.	1,172	5,879,897

Linde PLC	14,715	4,629,192

Nippon Shokubai Co., Ltd.	26,400	1,399,293

NOF Corp.	41,700	2,306,341

Novozymes A/S, Class B	25,857	2,090,205

PPG Industries, Inc.	12,793	2,041,123

Shin-Etsu Chemical Co., Ltd.	13,700	2,262,799

Sika AG	14,489	5,220,478

Symrise AG	15,299	2,177,200

		$49,677,505

Commercial Services & Supplies — 0.2%

Securitas AB, Class B	123,582	$2,055,810

		$2,055,810

Communications Equipment — 0.3%

Cisco Systems, Inc.	51,887	$3,062,371

		$3,062,371

Security	Shares	Value

Construction & Engineering — 0.3%

Eiffage S.A.	21,746	$2,262,644

		$2,262,644

Construction Materials — 0.5%

Cemex SAB de CV, Series CPO(1)	2,542,919	$2,099,263

CRH PLC	38,857	2,058,486

		$4,157,749

Consumer Finance — 1.5%

Aeon Financial Service Co., Ltd.(3)	101,800	$1,198,182

American Express Co.	12,901	2,141,050

Navient Corp.	353,362	8,201,532

PRA Group, Inc.(1)	62,911	2,642,262

		$14,183,026

Containers & Packaging — 1.1%

AptarGroup, Inc.	9,421	$1,269,951

Ball Corp.	31,934	3,064,387

Huhtamaki Oyj	34,360	1,835,664

Klabin S.A.(1)	308,700	1,570,723

Sonoco Products Co.	29,777	1,944,438

		$9,685,163

Diversified Financial Services — 0.4%

Berkshire Hathaway, Inc., Class B(1)	11,101	$3,172,333

		$3,172,333

Diversified Telecommunication Services — 0.7%

AT&T, Inc.	59,453	$1,630,201

Liberty Latin America, Ltd., Class C(1)	186,956	2,690,297

Swisscom AG	1,746	1,024,792

Verizon Communications, Inc.	22,653	1,245,915

		$6,591,205

Electric Utilities — 0.4%

Enel SpA	193,905	$1,766,560

Iberdrola S.A.	150,409	1,863,788

		$3,630,348

Electrical Equipment — 0.7%

AMETEK, Inc.	13,315	$1,810,441

Eaton Corp. PLC	13,323	2,243,060

Emerson Electric Co.	20,763	2,190,496

		$6,243,997

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.2%

Amphenol Corp., Class A	27,748	$2,126,329

Canon Marketing Japan, Inc.	52,000	1,185,646

Hexagon AB, Class B	213,003	3,693,617

Kyocera Corp.	17,600	1,094,139

Sanmina Corp.(1)	77,527	3,060,766

		$11,160,497

Energy Equipment & Services — 1.1%

Halliburton Co.	166,136	$3,319,397

NOV, Inc.(1)	96,990	1,277,358

Schlumberger NV	66,292	1,858,828

Technip Energies NV ADR(1)	85,677	1,106,947

TechnipFMC PLC(1)	428,385	2,840,193

		$10,402,723

Entertainment — 0.6%

Activision Blizzard, Inc.	15,826	$1,303,588

Netflix, Inc.(1)	3,633	2,067,867

Walt Disney Co. (The)(1)	13,142	2,382,644

		$5,754,099

Equity Real Estate Investment Trusts (REITs) — 1.4%

Fibra Uno Administracion S.A. de CV	2,056,693	$2,318,439

Goodman Group	111,916	1,890,275

Lexington Realty Trust	161,002	2,178,357

Piedmont Office Realty Trust, Inc., Class A	120,708	2,151,016

Primary Health Properties PLC(3)	879,192	2,037,821

Segro PLC	112,470	1,987,804

		$12,563,712

Food & Staples Retailing — 0.7%

Loblaw Cos., Ltd.	42,809	$3,016,123

Walmart, Inc.	22,939	3,397,266

		$6,413,389

Food Products — 1.9%

AAK AB	74,534	$1,783,152

Associated British Foods PLC	51,739	1,410,714

Cranswick PLC	32,176	1,757,027

Kerry Group PLC, Class A	12,198	1,789,212

MEIJI Holdings Co., Ltd.	19,800	1,217,741

Nestle S.A.	48,581	6,135,233

Saputo, Inc.	88,320	2,484,427

Yakult Honsha Co., Ltd.	21,600	1,245,501

		$17,823,007

Security	Shares	Value

Health Care Equipment & Supplies — 1.6%

Abbott Laboratories	16,464	$2,080,556

Becton, Dickinson and Co.	10,916	2,747,557

Edwards Lifesciences Corp.(1)	23,112	2,708,264

Intuitive Surgical, Inc.(1)	3,682	3,879,208

Medtronic PLC	25,618	3,419,491

		$14,835,076

Health Care Providers & Services — 1.1%

Anthem, Inc.	7,993	$2,998,414

Humana, Inc.	6,036	2,447,115

Quest Diagnostics, Inc.	8,630	1,318,923

UnitedHealth Group, Inc.	7,796	3,245,241

		$10,009,693

Hotels, Restaurants & Leisure — 1.2%

Booking Holdings, Inc.(1)	645	$1,483,287

Evolution AB(4)	16,519	2,667,031

McDonald’s Corp.	11,541	2,740,526

Resorttrust, Inc.	135,600	2,345,820

Starbucks Corp.	18,191	2,137,261

		$11,373,925

Household Durables — 0.5%

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	318,300	$1,244,687

JM AB	81,118	3,142,578

		$4,387,265

Household Products — 1.0%

Henkel AG & Co. KGaA	25,073	$2,256,692

Kimberly-Clark Corp.	9,787	1,348,746

Procter & Gamble Co. (The)	30,044	4,277,965

Reckitt Benckiser Group PLC	18,809	1,435,902

		$9,319,305

Independent Power and Renewable Electricity Producers — 0.2%

AES Brasil Energia S.A.	527,900	$1,553,848

		$1,553,848

Industrial Conglomerates — 0.8%

3M Co.	10,984	$2,139,024

General Electric Co.	16,480	1,737,157

Siemens AG	14,387	2,386,728

Smiths Group PLC	73,039	1,449,604

		$7,712,513

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 5.0%

Aflac, Inc.	39,535	$2,240,844

AIA Group, Ltd.	262,400	3,133,246

Allianz SE	15,355	3,604,767

Allstate Corp. (The)	9,993	1,351,853

Aon PLC, Class A	7,862	2,255,293

Arthur J. Gallagher & Co.	16,854	2,420,571

ASR Nederland NV	78,080	3,567,849

AXA S.A.	103,320	2,902,620

Dai-ichi Life Holdings, Inc.	79,700	1,577,045

Marsh & McLennan Cos., Inc.	18,563	2,918,104

Muenchener Rueckversicherungs-Gesellschaft AG	9,951	2,904,383

Porto Seguro S.A.	180,900	2,000,088

Progressive Corp. (The)	30,987	2,985,287

Sampo Oyj, Class A	30,319	1,566,744

Swiss Life Holding AG	10,703	5,578,713

Travelers Cos., Inc. (The)	13,951	2,228,114

Zurich Insurance Group AG	6,932	3,041,701

		$46,277,222

Interactive Media & Services — 3.7%

Alphabet, Inc., Class A(1)	4,293	$12,423,727

Alphabet, Inc., Class C(1)	3,545	10,313,256

Facebook, Inc., Class A(1)	28,989	10,997,847

		$33,734,830

Internet & Direct Marketing Retail — 2.6%

Alibaba Group Holding, Ltd. ADR(1)	13,001	$2,171,037

Amazon.com, Inc.(1)	5,946	20,637,317

Americanas S.A.(1)	66,456	531,566

Lojas Americanas S.A., PFC Shares	369,200	425,550

		$23,765,470

IT Services — 3.1%

Amdocs, Ltd.	17,485	$1,346,869

Atos SE	17,015	884,634

Automatic Data Processing, Inc.	12,580	2,629,723

Bechtle AG	23,268	1,682,381

Cognizant Technology Solutions Corp., Class A	21,873	1,669,129

Fidelity National Information Services, Inc.	11,831	1,511,647

Mastercard, Inc., Class A	2,700	934,821

Nexi SpA(1)(4)	101,631	2,118,440

Otsuka Corp.	23,700	1,226,875

Shopify, Inc., Class A(1)	2,661	4,063,453

Sopra Steria Group SACA	9,501	1,935,371

TIS, Inc.	58,900	1,662,724

Security	Shares	Value

IT Services (continued)

Visa, Inc., Class A	21,878	$5,012,250

Worldline S.A.(1)(4)	18,709	1,665,905

		$28,344,222

Life Sciences Tools & Services — 0.6%

Illumina, Inc.(1)	5,736	$2,622,270

Thermo Fisher Scientific, Inc.	4,656	2,583,847

		$5,206,117

Machinery — 1.2%

Knorr-Bremse AG	18,315	$2,199,189

Mueller Water Products, Inc., Class A	210,573	3,499,723

PACCAR, Inc.	20,379	1,668,429

Randon S.A. Implementos e Participacoes, PFC Shares	677,200	1,517,898

Stadler Rail AG(3)	49,361	2,139,137

		$11,024,376

Marine — 0.1%

Kirby Corp.(1)	23,917	$1,281,712

		$1,281,712

Media — 0.4%

Comcast Corp., Class A	43,528	$2,641,279

Fuji Media Holdings, Inc.	104,200	1,086,178

		$3,727,457

Metals & Mining — 1.1%

Acerinox S.A.	161,549	$2,201,747

Bradespar S.A., PFC Shares	126,900	1,549,806

Gerdau S.A., PFC Shares	378,900	2,075,201

Metalurgica Gerdau S.A., PFC Shares	917,700	2,294,782

Rio Tinto, Ltd.	21,173	1,722,743

		$9,844,279

Multi-Utilities — 0.2%

National Grid PLC	141,590	$1,831,356

		$1,831,356

Multiline Retail — 0.5%

Big Lots, Inc.	42,783	$2,081,821

Dollar General Corp.	5,595	1,247,181

Dollarama, Inc.	34,863	1,589,719

		$4,918,721

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.9%

Chevron Corp.	38,314	$3,707,646

CNX Resources Corp.(1)	209,332	2,378,012

ConocoPhillips	30,001	1,665,956

Cosan S.A.	436,800	1,862,660

EOG Resources, Inc.	24,578	1,659,507

Exxon Mobil Corp.	103,330	5,633,552

Hess Corp.	56,250	3,867,187

Idemitsu Kosan Co., Ltd.	102,800	2,462,118

Kinder Morgan, Inc.	87,187	1,418,532

ONEOK, Inc.	32,144	1,688,203

Pioneer Natural Resources Co.	13,146	1,967,562

Repsol S.A.	382,582	4,390,188

Royal Dutch Shell PLC, Class A	120,614	2,390,502

Royal Dutch Shell PLC, Class B ADR	40,504	1,594,642

Suncor Energy, Inc.(3)	214,683	4,008,981

Valero Energy Corp.	19,530	1,295,034

World Fuel Services Corp.	106,963	3,461,323

		$45,451,605

Paper & Forest Products — 0.4%

Dexco S.A.	427,900	$1,705,542

Mondi PLC	76,463	2,109,227

		$3,814,769

Personal Products — 0.7%

Beiersdorf AG	27,236	$3,305,472

Edgewell Personal Care Co.	44,873	1,898,128

Unilever PLC	23,093	1,285,816

		$6,489,416

Pharmaceuticals — 3.4%

Bayer AG	28,385	$1,579,082

Bristol-Myers Squibb Co.	36,600	2,447,076

Eli Lilly & Co.	13,203	3,410,203

Johnson & Johnson	24,255	4,199,268

Merck & Co., Inc.	25,096	1,914,574

Novartis AG	16,795	1,553,384

Novo Nordisk A/S, Class B	38,198	3,823,997

Organon & Co.	2,509	85,030

Pfizer, Inc.	92,426	4,258,066

Roche Holding AG PC	11,052	4,437,985

Sanofi	33,055	3,425,774

		$31,134,439

Security	Shares	Value

Professional Services — 0.8%

Korn Ferry	59,677	$4,218,567

Teleperformance	7,220	3,194,024

		$7,412,591

Real Estate Management & Development — 1.4%

BR Malls Participacoes S.A.(1)	965,600	$1,686,271

Iguatemi Empresa de Shopping Centers S.A.	259,900	1,718,493

Kennedy Wilson Holdings, Inc.	95,928	2,109,457

Mitsubishi Estate Co., Ltd.	112,800	1,766,038

Multiplan Empreendimentos Imobiliarios S.A.	424,500	1,732,217

Sun Hung Kai Properties, Ltd.	157,500	2,221,376

Vonovia SE	26,648	1,799,029

		$13,032,881

Road & Rail — 2.6%

CSX Corp.	137,022	$4,457,326

Knight-Swift Transportation Holdings, Inc.	35,817	1,859,977

Norfolk Southern Corp.	17,028	4,317,279

Old Dominion Freight Line, Inc.	9,839	2,840,716

Rumo S.A.(1)	676,700	2,449,877

Seino Holdings Co., Ltd.	87,400	1,076,479

Union Pacific Corp.	23,478	5,090,970

Werner Enterprises, Inc.	34,519	1,627,916

		$23,720,540

Semiconductors & Semiconductor Equipment — 2.0%

Applied Materials, Inc.	22,452	$3,033,939

ASML Holding NV	3,858	3,217,523

Intel Corp.	34,478	1,863,881

Micron Technology, Inc.(1)	23,030	1,697,311

NVIDIA Corp.	37,716	8,442,726

		$18,255,380

Software — 4.6%

Adobe, Inc.(1)	3,233	$2,145,742

Constellation Software, Inc.	1,075	1,821,864

Microsoft Corp.	95,286	28,764,938

Oracle Corp.	33,833	3,015,535

SAP SE	10,289	1,545,510

TOTVS S.A.	304,700	2,333,511

Tyler Technologies, Inc.(1)	3,324	1,614,467

VMware, Inc., Class A(1)	8,115	1,208,080

		$42,449,647

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 1.5%

Home Depot, Inc. (The)	16,642	$5,428,288

Industria de Diseno Textil S.A.	70,800	2,418,627

Petrobras Distribuidora S.A.	419,700	2,206,940

TJX Cos., Inc. (The)	18,374	1,336,157

WH Smith PLC(1)	87,180	1,959,478

		$13,349,490

Technology Hardware, Storage & Peripherals — 4.0%

Apple, Inc.	234,631	$35,624,025

Samsung Electronics Co., Ltd. GDR	859	1,402,517

		$37,026,542

Textiles, Apparel & Luxury Goods — 0.5%

Alpargatas S.A., PFC Shares(1)	216,700	$2,513,247

NIKE, Inc., Class B	14,363	2,366,161

		$4,879,408

Thrifts & Mortgage Finance — 0.5%

Capitol Federal Financial, Inc.	190,804	$2,201,878

WSFS Financial Corp.	58,380	2,651,036

		$4,852,914

Tobacco — 0.4%

British American Tobacco PLC	45,038	$1,689,527

Philip Morris International, Inc.	18,363	1,891,389

		$3,580,916

Trading Companies & Distributors — 0.7%

Brenntag SE	49,143	$4,959,429

Mitsui & Co., Ltd.	85,500	1,885,752

		$6,845,181

Transportation Infrastructure — 0.2%

CCR S.A.	899,300	$2,130,507

		$2,130,507

Wireless Telecommunication Services — 0.2%

SoftBank Group Corp.	27,700	$1,560,999

		$1,560,999

Total Common Stocks (identified cost $556,011,207)		$855,295,209

Exchange-Traded Funds(5) — 6.4%
Security	Shares	Value

Equity Funds — 6.4%

iShares MSCI China ETF	231,252	$16,370,329

iShares MSCI South Korea ETF	220,000	19,071,800

iShares MSCI Taiwan ETF	360,000	23,385,600

Total Exchange-Traded Funds (identified cost $56,504,881)		$58,827,729

Short-Term Investments — 1.1%
Affiliated Fund — 0.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.07%(6)	7,013,549	$7,013,549

Total Affiliated Fund (identified cost $7,013,549)		$7,013,549

Securities Lending Collateral — 0.3%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(7)	3,228,408	$3,228,408

Total Securities Lending Collateral (identified cost $3,228,408)		$3,228,408

Total Short-Term Investments (identified cost $10,241,957)		$10,241,957

Total Investments — 100.3% (identified cost $622,758,045)		$924,364,895

Other Assets, Less Liabilities — (0.3)%		$(2,703,211)

Net Assets — 100.0%		$921,661,684

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Represents an investment in an issuer that is deemed to be an affiliate effective March 1, 2021 (see Note 10).

(3)	All or a portion of this security was on loan at August 31, 2021. The aggregate market value of securities on loan at August 31, 2021 was $7,560,586.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2021, the aggregate value of these securities is $6,451,376 or 0.7% of the Fund’s net assets.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Portfolio of Investments — continued

(5)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2021.

(7)	Represents investment of cash collateral received in connection with securities lending.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value

United States	58.1%	$535,417,294

Brazil	4.5	41,208,640

Switzerland	4.4	41,029,155

Japan	4.1	37,521,148

Germany	3.5	32,135,493

France	3.3	29,996,922

United Kingdom	3.1	28,250,586

Canada	3.0	27,831,199

Australia	1.6	14,366,365

Sweden	1.4	13,342,188

Netherlands	1.3	12,514,722

Spain	1.2	10,874,350

Ireland	1.0	9,025,344

Hong Kong	0.9	8,140,597

Denmark	0.6	5,914,202

Mexico	0.5	4,417,702

Italy	0.4	3,885,000

Finland	0.4	3,402,408

Chile	0.3	2,690,297

China	0.2	2,171,037

South Korea	0.1	1,402,517

Exchange-Traded Funds	6.4	58,827,729

Total Investments	100.3%	$924,364,895

Abbreviations:

ADR	–	American Depositary Receipt

GDR	–	Global Depositary Receipt

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Statement of Assets and Liabilities

Assets	August 31, 2021

Unaffiliated investments, at value including $7,560,586 of securities on loan (identified cost, $615,273,820)	$915,433,071

Affiliated investments, at value (identified cost, $7,484,225)	8,931,824

Cash	5,144

Foreign currency, at value (identified cost, $32,254)	32,182

Dividends receivable	1,221,272

Dividends receivable from affiliated investments	398

Receivable for Fund shares sold	516,254

Securities lending income receivable	2,472

Tax reclaims receivable	508,644

Total assets	$926,651,261

Liabilities

Collateral for securities loaned	$3,228,408

Payable for Fund shares redeemed	756,151

Payable to affiliates:

Investment adviser and administration fee	639,420

Distribution and service fees	88,396

Accrued expenses	277,202

Total liabilities	$4,989,577

Net Assets	$921,661,684

Sources of Net Assets

Paid-in capital	$542,423,051

Distributable earnings	379,238,633

Total	$921,661,684

Class A Shares

Net Assets	$198,721,200

Shares Outstanding	9,307,234

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$21.35

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$22.65

Class C Shares

Net Assets	$54,977,151

Shares Outstanding	2,631,090

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$20.90

Class I Shares

Net Assets	$667,963,333

Shares Outstanding	31,215,725

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$21.40

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Statement of Operations

Investment Income	Year Ended August 31, 2021

Dividends (net of foreign taxes, $726,354)	$15,163,429

Dividends from affiliated investments	36,133

Securities lending income, net	160,363

Other income	154,996

Total investment income	$15,514,921

Expenses

Investment adviser and administration fee	$7,283,290

Distribution and service fees

Class A	446,799

Class C	590,495

Trustees’ fees and expenses	42,447

Custodian fee	236,486

Transfer and dividend disbursing agent fees	361,387

Legal and accounting services	65,303

Printing and postage	38,842

Registration fees	55,149

Miscellaneous	43,045

Total expenses	$9,163,243

Net investment income	$6,351,678

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$77,293,995

Investment transactions — affiliated investments	86

Foreign currency transactions	(812,539)

Net realized gain	$76,481,542

Change in unrealized appreciation (depreciation) —

Investments	$90,770,388

Investments — affiliated investments	506,177

Foreign currency	(18,241)

Net change in unrealized appreciation (depreciation)	$91,258,324

Net realized and unrealized gain	$167,739,866

Net increase in net assets from operations	$174,091,544

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$6,351,678	$4,703,519

Net realized gain	76,481,542	25,220,961

Net change in unrealized appreciation (depreciation)	91,258,324	92,984,743

Net increase in net assets from operations	$174,091,544	$122,909,223

Distributions to shareholders —

Class A	$(4,144,424)	$(9,807,505)

Class C	(1,207,416)	(9,544,225)

Class I	(15,176,052)	(45,268,987)

Total distributions to shareholders	$(20,527,892)	$(64,620,717)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$24,453,555	$56,080,878

Class C	5,678,601	7,985,404

Class I	120,270,519	131,892,239

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,069,861	6,332,662

Class C	941,717	4,912,453

Class I	7,225,360	22,002,483

Cost of shares redeemed

Class A	(28,691,189)	(35,046,924)

Class C	(17,608,415)	(73,303,177)

Class I	(119,155,717)	(189,061,756)

Net asset value of shares converted

Class A	11,879,759	1,647,017

Class C	(11,879,759)	(1,647,017)

Net decrease in net assets from Fund share transactions	$(4,815,708)	$(68,205,738)

Net increase (decrease) in net assets	$148,747,944	$(9,917,232)

Net Assets

At beginning of year	$772,913,740	$782,830,972

At end of year	$921,661,684	$772,913,740

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Financial Highlights

	Class A

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$17.830	$16.500	$17.590	$16.720	$14.810

Income (Loss) From Operations

Net investment income(1)	$0.123	$0.093	$0.100	$0.082	$0.115

Net realized and unrealized gain (loss)	3.853	2.675	(0.386)	1.731	2.290

Total income (loss) from operations	$3.976	$2.768	$(0.286)	$1.813	$2.405

Less Distributions

From net investment income	$(0.084)	$(0.155)	$(0.003)	$(0.045)	$(0.120)

From net realized gain	(0.372)	(1.283)	(0.801)	(0.898)	(0.375)

Total distributions	$(0.456)	$(1.438)	$(0.804)	$(0.943)	$(0.495)

Net asset value — End of year	$21.350	$17.830	$16.500	$17.590	$16.720

Total Return(2)	22.71%	17.89%	(1.29)%	11.01%	16.63%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$198,721	$156,477	$117,095	$138,250	$144,164

Ratios (as a percentage of average daily net assets):

Expenses	1.21%	1.26%	1.26%	1.23%	1.25%

Net investment income	0.63%	0.57%	0.62%	0.47%	0.74%

Portfolio Turnover	31%	29%	69%	43%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$17.500	$16.210	$17.350	$16.500	$14.610

Income (Loss) From Operations

Net investment loss(1)	$(0.029)	$(0.025)	$(0.020)	$(0.047)	$(0.001)

Net realized and unrealized gain (loss)	3.801	2.617	(0.386)	1.703	2.267

Total income (loss) from operations	$3.772	$2.592	$(0.406)	$1.656	$2.266

Less Distributions

From net investment income	$—	$(0.019)	$—	$—	$(0.001)

From net realized gain	(0.372)	(1.283)	(0.734)	(0.806)	(0.375)

Total distributions	$(0.372)	$(1.302)	$(0.734)	$(0.806)	$(0.376)

Net asset value — End of year	$20.900	$17.500	$16.210	$17.350	$16.500

Total Return(2)	21.88%	16.96%	(2.05)%	10.15%	15.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$54,977	$67,549	$124,789	$163,931	$164,218

Ratios (as a percentage of average daily net assets):

Expenses	1.96%	2.01%	2.01%	1.98%	2.00%

Net investment loss	(0.15)%	(0.16)%	(0.13)%	(0.27)%	(0.01)%

Portfolio Turnover	31%	29%	69%	43%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$17.850	$16.530	$17.630	$16.760	$14.840

Income (Loss) From Operations

Net investment income(1)	$0.171	$0.134	$0.141	$0.128	$0.156

Net realized and unrealized gain (loss)	3.870	2.667	(0.393)	1.730	2.300

Total income (loss) from operations	$4.041	$2.801	$(0.252)	$1.858	$2.456

Less Distributions

From net investment income	$(0.119)	$(0.198)	$(0.047)	$(0.090)	$(0.161)

From net realized gain	(0.372)	(1.283)	(0.801)	(0.898)	(0.375)

Total distributions	$(0.491)	$(1.481)	$(0.848)	$(0.988)	$(0.536)

Net asset value — End of year	$21.400	$17.850	$16.530	$17.630	$16.760

Total Return(2)	23.09%	18.11%	(1.06)%	11.27%	16.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$667,963	$548,888	$540,946	$722,505	$597,452

Ratios (as a percentage of average daily net assets):

Expenses	0.96%	1.01%	1.01%	0.98%	1.00%

Net investment income	0.87%	0.83%	0.87%	0.74%	1.00%

Portfolio Turnover	31%	29%	69%	43%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

19	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended August 31, 2021, the Fund received approximately $155,000 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

20

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses do not include the Fund’s pro rata share of the indirect expenses borne by the Fund from its investments in exchange-traded funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2021 and August 31, 2020 was as follows:

	Year Ended August 31,
	2021	2020

Ordinary income	$4,430,468	$7,248,664

Long-term capital gains	$16,097,424	$57,372,053

During the year ended August 31, 2021, distributable earnings was decreased by $3,917,228 and paid-in capital was increased by $3,917,228 due to differences between book and tax accounting for certain corporate actions and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

21

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

As of August 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$15,068,890

Undistributed long-term capital gains	63,937,756

Net unrealized appreciation	300,231,987

Distributable earnings	$379,238,633

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$624,152,902

Gross unrealized appreciation	$310,059,560

Gross unrealized depreciation	(9,847,567)

Net unrealized appreciation	$300,211,993

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed as a percentage of the Fund’s average daily net assets and is payable monthly. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement, the fee was computed at the same annual rates as the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021. Pursuant to an amendment to the New Agreement, which took effect on May 1, 2021, EVM contractually agreed to reduce its investment advisory and administrative fee. The annual fee rates pursuant to the New Agreement and amendment to the New Agreement are as follows:

Average Daily Net Assets	Annual Fee Rate (Prior to May 1, 2021)	Annual Fee Rate (Effective May 1, 2021)

Up to $500 million	0.900%	0.850%

$500 million but less than $1 billion	0.850%	0.800%

$1 billion but less than $2.5 billion	0.825%	0.775%

$2.5 billion but less than $5 billion	0.800%	0.750%

$5 billion and over	0.780%	0.730%

For the year ended August 31, 2021, the investment adviser and administration fee amounted to $7,283,290 or 0.86% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with RBA, which took effect on March 1, 2021. Subsequently, EVM entered into an amended sub-advisory agreement, which took effect on May 1, 2021. EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2021, EVM earned $385 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,608 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2021. Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through August 31, 2021 in the amount of less than $100. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

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Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2021 amounted to $446,799 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2021, the Fund paid or accrued to EVD $442,871 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2021 amounted to $147,624 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2021, the Fund was informed that EVD received approximately $400 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $263,456,577 and $256,026,383, respectively, for the year ended August 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2021	2020

Sales	1,259,226	3,390,625

Issued to shareholders electing to receive payments of distributions in Fund shares	112,554	400,801

Redemptions	(1,469,157)	(2,212,581)

Converted from Class C shares	626,600	101,728

Net increase	529,223	1,680,573

23

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2021	2020

Sales	294,735	507,083

Issued to shareholders electing to receive payments of distributions in Fund shares	52,029	314,901

Redemptions	(935,799)	(4,558,084)

Converted to Class A shares	(638,877)	(103,424)

Net decrease	(1,227,912)	(3,839,524)

	Year Ended August 31,
Class I	2021	2020

Sales	6,200,703	8,674,234

Issued to shareholders electing to receive payments of distributions in Fund shares	392,683	1,393,444

Redemptions	(6,121,586)	(12,056,796)

Net increase (decrease)	471,800	(1,989,118)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2021.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $7,560,586 and $8,041,607, respectively. Collateral received was comprised of cash of $3,228,408 and U.S. government and/or agencies securities of $4,813,199. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

24

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2021.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$3,228,408	$—	$—	$—	$3,228,408

The carrying amount of the liability for collateral for securities loaned at August 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2021.

10  Investments in Affiliated Issuers and Funds

At August 31, 2021, the value of the Fund’s investment in affiliated issuers and funds was $8,931,824, which represents 1.0% of the Fund’s net assets. Transactions in affiliated issuers and funds by the Fund for the year ended August 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Morgan Stanley(1)	$—	$—	$—	$—	$506,250	$1,918,275	$19,288	18,369

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	34,771,375	135,894,063	(163,651,902)	86	(73)	7,013,549	16,845	7,013,549

Totals				$86	$506,177	$8,931,824	$36,133

(1)	Affiliated issuer as of March 1, 2021 (see Note 3).

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Notes to Financial Statements — continued

At August 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$47,696,621	$3,671,969		$—	$51,368,590

Consumer Discretionary	57,413,337	14,744,061		—	72,157,398

Consumer Staples	26,138,567	28,789,118		—	54,927,685

Energy	46,611,520	9,242,808		—	55,854,328

Financials	148,292,377	47,578,700		—	195,871,077

Health Care	50,367,366	16,992,527		—	67,359,893

Industrials	77,853,675	29,812,294		—	107,665,969

Information Technology	116,983,377	23,315,282		—	140,298,659

Materials	29,103,308	48,076,157		—	77,179,465

Real Estate	13,894,250	11,702,343		—	25,596,593

Utilities	1,553,848	5,461,704		—	7,015,552

Total Common Stocks	$615,908,246	$239,386,963	*	$—	$855,295,209

Exchange-Traded Funds	$58,827,729	$—		$—	$58,827,729

Short-Term Investments —

Affiliated Fund	—	7,013,549		—	7,013,549

Securities Lending Collateral	3,228,408	—		—	3,228,408

Total Investments	$677,964,383	$246,400,512		$—	$924,364,895

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

26

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2021, the Fund designates approximately $14,516,548, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 87.14% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $68,118,893 or, if subsequently determined to be different, the net capital gain of such year.

28

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

29

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

30

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

31

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

33

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

1251 Avenue of the Americas

Suite 4102

New York, NY 10020

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887    8.31.21

Eaton Vance

Worldwide Health Sciences Fund

Annual Report

August 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2021

Eaton Vance

Worldwide Health Sciences Fund

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting September 1, 2020, was notable for a widespread global equity rally that began in November 2020, paused in January 2021, and then continued almost unabated through the end of the period. Broad-market stock indexes posted strong double-digit returns as investors cheered the re-opening of businesses that had been closed or hobbled by COVID-19 the previous spring, along with the rollout of several effective vaccines.

The news was not all good, however, as the path of the virus continued to have a firm grip on the global economy, as a third and fourth wave of COVID infections coursed through nations across the globe. COVID concerns were largely responsible for equity market downturns in September and October 2020. For the rest of the period, COVID worries sparked several steep, but brief, market retreats.

Worker shortages due to illness, as well as reluctance to return to work for fear of contracting the virus, led to global supply chain issues throughout the period. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealers short of vehicles to sell. In the U.S. in particular, shortages — combined with high demand from consumers — led to higher year-over-year inflation than the economy had seen in years. While U.S. Federal Reserve Chairman Jerome Powell and Treasury Secretary Janet Yellen expressed the view that inflation in 2021 would likely be transitory, inflation became a key concern for investors during the period.

The health care sector lagged the broader global equity market during the period, as investor optimism around COVID-19 vaccine rollouts and economic re-openings favored more cyclical sectors such as financials, energy, and industrials. Meanwhile, sectors traditionally viewed as more defensive in potential down markets — including consumer staples, utilities, and health care — trailed the overall equity market. Within health care, the pharmaceuticals industry lagged the broader market and dampened sector returns. The life sciences tools and services industry fared the best within health care, as many companies in that industry saw increased business from COVID-19 testing and vaccine development.

For the 12-month period as a whole, the MSCI World Index, a broad measure of global equities, returned 29.76%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 31.17%; and the technology-laden Nasdaq Composite Index rose 30.49%. The MSCI EAFE Index of developed-market international equities returned 26.12%, while the MSCI Emerging Markets Index returned 21.12%.

Fund Performance

For the 12-month period ended August 31, 2021, Eaton Vance Worldwide Health Sciences Fund (the Fund) returned 22.58% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the MSCI World Health Care Index (the Index), which returned 23.46%.

On an industry basis, the main detractors from Fund performance versus the Index were stock selections in biotechnology, health care equipment and health care supplies. Within biotechnology, underweighting drug developer Moderna, Inc. (Moderna), relative to the Index, detracted from performance versus the Index. Moderna’s stock price advanced during the period after it developed one of two authorized COVID-19 vaccines based on groundbreaking mRNA — messenger ribonucleic acid — technology. The Fund’s overweight position in biotechnology firm Vertex Pharmaceuticals, Inc. (Vertex), which focuses on developing small molecule drugs for patients with serious diseases like cystic fibrosis and cancer, hurt relative returns as well. The stock declined in price after Vertex reported a disappointing clinical trial for a liver treatment drug. By period-end, Vertex was sold from the Fund. In health care supplies, the Fund’s overweight position in Haemonetics Corp. (Haemonetics), which develops products related to blood diseases, also hurt relative returns versus the Index. Haemonetics’ share price dropped sharply in April 2021 after a key customer failed to renew its plasma collection contract. By period-end, Haemonetics was sold from the Fund.

Elsewhere in the sector, not owning Index component and aesthetic dental products maker Align Technology, Inc. (Align) detracted from performance versus the Index as well. As dentists and orthodontists reopened their offices after pandemic-induced shutdowns, Align’s stock price rose on strong sales of its products.

In contrast, stock selections in the pharmaceuticals, health care technology, and health care services industries contributed to Fund performance versus the Index. In pharmaceuticals, the Fund’s overweight position in Eli Lilly & Co., a global drug maker specializing in diabetes, oncology, and immunology therapies, rose in price on positive test data for its next-generation diabetes drug. Also in pharmaceuticals, the Fund benefited from not owning Bayer AG (Bayer), a Germany-headquartered producer of pharmaceutical, consumer, animal, and crop health products. Bayer’s stock price declined during the period after the company lowered its earnings outlook for its crop sciences business as a result of the COVID-19 pandemic.

In the health care technology sector, the Fund’s overweight position in software firm Phreesia, Inc. (Phreesia) rose in value during the period. COVID vaccinations and the resumption of in-person medical appointments increased demand for the company’s health care appointment, registration, and clinical information programs for medical offices. By period-end, Phreesia was sold from the Fund. An overweight position in R1 RCM, Inc. (R1), which helps health care providers manage revenue cycles, contributed to performance versus the Index in the health care services industry. R1’s stock price rose as the company won several large new contracts during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Performance2,3

Portfolio Managers Jason Kritzer, CFA, of Eaton Vance Management and Samantha Pandolfi, CFA, of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	07/26/1985	07/26/1985	22.58%	13.66%	15.09%
Class A with 5.75% Maximum Sales Charge	—	—	15.50	12.32	14.41
Class C at NAV	01/05/1998	07/26/1985	21.68	12.79	14.22
Class C with 1% Maximum Sales Charge	—	—	20.68	12.79	14.22
Class I at NAV	10/01/2009	07/26/1985	22.89	13.95	15.38
Class R at NAV	09/08/2003	07/26/1985	22.24	13.38	14.81

MSCI World Health Care Index	—	—	23.46%	13.72%	14.52%
S&P 500® Index	—	—	31.17	18.01	16.33

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

Gross		1.27%	2.02%	1.02%	1.52%
Net		1.23	1.98	0.98	1.48

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	08/31/2011	$37,822	N.A.
Class I	$250,000	08/31/2011	$1,046,501	N.A.
Class R	$10,000	08/31/2011	$39,826	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Fund Profile

Sector Allocation (% of net assets)5

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)5

Johnson & Johnson	7.6%

UnitedHealth Group, Inc.	6.9

AbbVie, Inc.	4.4

Roche Holding AG PC	4.3

Eli Lilly & Co.	4.2

Thermo Fisher Scientific, Inc.	4.1

Danaher Corp.	4.0

Medtronic PLC	3.7

Intuitive Surgical, Inc.	3.4

Sanofi	3.4

Total	46.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 – August 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/21)	Ending Account Value (8/31/21)	Expenses Paid During Period* (3/1/21 – 8/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,193.10	$6.03	1.09%
Class C	$1,000.00	$1,188.60	$10.15	1.84%
Class I	$1,000.00	$1,194.20	$4.65	0.84%
Class R	$1,000.00	$1,191.20	$7.40	1.34%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.55	1.09%
Class C	$1,000.00	$1,015.90	$9.35	1.84%
Class I	$1,000.00	$1,021.00	$4.28	0.84%
Class R	$1,000.00	$1,018.50	$6.82	1.34%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2021.

6

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Portfolio of Investments

Common Stocks — 98.8%
Security	Shares	Value

Biotechnology — 10.8%

AbbVie, Inc.	441,411	$53,313,620

Abcam PLC(1)	237,947	5,052,216

Argenx SE ADR(1)	14,886	4,927,564

Blueprint Medicines Corp.(1)	51,234	4,778,595

CSL, Ltd.	119,726	27,230,804

Incyte Corp.(1)	90,483	6,921,045

Moderna, Inc.(1)	16,712	6,295,243

Neurocrine Biosciences, Inc.(1)	175,619	16,718,929

Travere Therapeutics, Inc.(1)	177,721	3,879,649

		$129,117,665

Health Care Equipment — 23.4%

Abbott Laboratories	189,583	$23,957,604

Boston Scientific Corp.(1)	417,769	18,862,270

Danaher Corp.	148,874	48,258,996

Edwards Lifesciences Corp.(1)	216,859	25,411,538

Envista Holdings Corp.(1)	143,265	6,130,309

Fisher & Paykel Healthcare Corp., Ltd.	306,830	7,160,772

Inari Medical, Inc.(1)	151,170	12,374,776

Intuitive Surgical, Inc.(1)	39,143	41,239,499

Medtronic PLC	336,513	44,917,755

Ortho Clinical Diagnostics Holdings PLC(1)	547,641	11,193,782

Straumann Holding AG	4,413	8,526,979

Tandem Diabetes Care, Inc.(1)	130,014	14,583,671

Teleflex, Inc.	46,446	18,367,535

		$280,985,486

Health Care Services — 2.9%

Accolade, Inc.(1)	112,297	$5,320,632

Agiliti, Inc.(1)	702,673	14,988,015

LHC Group, Inc.(1)	49,928	9,324,553

R1 RCM, Inc.(1)	275,354	5,429,981

		$35,063,181

Health Care Supplies — 3.7%

Alcon, Inc.	192,179	$15,827,650

Asahi Intecc Co., Ltd.	255,800	7,739,533

Cooper Cos., Inc. (The)	29,764	13,414,933

Pulmonx Corp.(1)	186,189	7,482,936

		$44,465,052

Health Care Technology — 2.0%

JMDC, Inc.(1)	150,000	$10,268,450

Veeva Systems, Inc., Class A(1)	39,610	13,149,728

		$23,418,178

Security	Shares	Value

Life Sciences Tools & Services — 10.0%

10X Genomics, Inc., Class A(1)	49,707	$8,744,455

Agilent Technologies, Inc.	94,159	16,522,080

Lonza Group AG	24,002	20,299,120

PolyPeptide Group AG(1)(2)	66,637	9,655,063

Thermo Fisher Scientific, Inc.	89,387	49,605,316

Waters Corp.(1)	37,059	15,343,167

		$120,169,201

Managed Health Care — 8.7%

Anthem, Inc.	59,266	$22,232,455

UnitedHealth Group, Inc.	198,542	82,647,078

		$104,879,533

Pharmaceuticals — 37.3%

AstraZeneca PLC	348,077	$40,705,315

Bristol-Myers Squibb Co.	174,196	11,646,745

Dechra Pharmaceuticals PLC	91,935	6,620,598

Eli Lilly & Co.	194,113	50,137,447

Ipsen S.A.	56,401	5,641,529

Johnson & Johnson	530,197	91,793,007

Merck & Co., Inc.	315,297	24,054,008

Novartis AG	226,611	20,959,448

Novo Nordisk A/S, Class B	389,197	38,962,468

Pfizer, Inc.	359,209	16,548,759

Roche Holding AG PC	127,478	51,189,414

Royalty Pharma PLC, Class A	320,270	12,378,435

Sanofi	393,094	40,739,717

Zoetis, Inc.	180,802	36,984,857

		$448,361,747

Total Common Stocks (identified cost $693,300,044)		$1,186,460,043

Convertible Preferred Stocks — 0.2%
Security	Shares	Value

Biotechnology — 0.2%

Caris Life Sciences, Inc., Series D(1)(3)(4)	370,300	$2,699,487

Total Convertible Preferred Stocks (identified cost $3,000,000)		$2,699,487

7	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Portfolio of Investments — continued

Exchange-Traded Funds — 0.7%
Security	Shares	Value

Equity Funds — 0.7%

iShares Global Healthcare ETF	94,912	$8,386,425

Total Exchange-Traded Funds (identified cost $8,127,769)		$8,386,425

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.07%(5)	6,140,576	$6,140,576

Total Short-Term Investments (identified cost $6,140,576)		$6,140,576

Total Investments — 100.2% (identified cost $710,568,389)		$1,203,686,531

Other Assets, Less Liabilities — (0.2)%		$(2,070,004)

Net Assets — 100.0%		$1,201,616,527

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2021, the aggregate value of these securities is $9,655,063 or 0.8% of the Fund’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)	Restricted security (see Note 8).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2021.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value

United States	72.5%	$871,070,094

Switzerland	9.7	116,802,611

United Kingdom	5.4	64,756,564

France	3.9	46,381,246

Denmark	3.2	38,962,468

Australia	2.3	27,230,804

Japan	1.5	18,007,983

New Zealand	0.6	7,160,772

Netherlands	0.4	4,927,564

Exchange-Traded Funds	0.7	8,386,425

Total Investments	100.2%	$1,203,686,531

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

8	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Statement of Assets and Liabilities

Assets	August 31, 2021

Unaffiliated investments, at value (identified cost, $704,427,813)	$1,197,545,955

Affiliated investment, at value (identified cost, $6,140,576)	6,140,576

Dividends receivable	1,304,517

Dividends receivable from affiliated investment	135

Receivable for investments sold	13,329,187

Receivable for Fund shares sold	701,805

Tax reclaims receivable	2,349,779

Total assets	$1,221,371,954

Liabilities

Payable for investments purchased	$17,607,553

Payable for Fund shares redeemed	767,694

Payable to affiliates:

Investment adviser fee	551,041

Administration fee	150,817

Distribution and service fees	255,426

Other	35,462

Accrued expenses	387,434

Total liabilities	$19,755,427

Net Assets	$1,201,616,527

Sources of Net Assets

Paid-in capital	$633,696,159

Distributable earnings	567,920,368

Total	$1,201,616,527

Class A Shares

Net Assets	$853,050,555

Shares Outstanding	55,899,203

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$15.26

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$16.19

Class C Shares

Net Assets	$56,172,230

Shares Outstanding	3,637,161

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$15.44

Class I Shares

Net Assets	$221,891,752

Shares Outstanding	14,095,071

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$15.74

Class R Shares

Net Assets	$70,501,990

Shares Outstanding	4,284,715

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.45

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Statement of Operations

Investment Income	Year Ended August 31, 2021

Dividends (net of foreign taxes, $882,541)	$15,955,688

Dividends from affiliated investment	1,626

Total investment income	$15,957,314

Expenses

Investment adviser fee	$6,936,904

Administration fee	1,639,930

Distribution and service fees

Class A	1,941,897

Class C	556,688

Class R	314,986

Trustees’ fees and expenses	54,686

Custodian fee	279,576

Transfer and dividend disbursing agent fees	913,852

Legal and accounting services	80,783

Printing and postage	70,864

Registration fees	69,323

Miscellaneous	72,589

Total expenses	$12,932,078

Deduct —

Allocation of expenses to affiliates	$147,965

Total expense reductions	$147,965

Net expenses	$12,784,113

Net investment income	$3,173,201

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$96,961,997

Investment transactions — affiliated investment	(11)

Foreign currency transactions	22,251

Net realized gain	$96,984,237

Change in unrealized appreciation (depreciation) —

Investments	$126,977,452

Foreign currency	(131,409)

Net change in unrealized appreciation (depreciation)	$126,846,043

Net realized and unrealized gain	$223,830,280

Net increase in net assets from operations	$227,003,481

10	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$3,173,201	$4,854,684

Net realized gain	96,984,237	95,072,092

Net change in unrealized appreciation (depreciation)	126,846,043	98,739,316

Net increase in net assets from operations	$227,003,481	$198,666,092

Distributions to shareholders —

Class A	$(53,425,016)	$(38,895,122)

Class C	(3,333,250)	(2,794,600)

Class I	(13,675,899)	(9,345,359)

Class R	(3,772,416)	(2,794,464)

Total distributions to shareholders	$(74,206,581)	$(53,829,545)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$21,927,586	$26,437,948

Class C	4,752,650	5,891,481

Class I	29,559,582	33,452,685

Class R	8,342,378	8,293,986

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	47,731,596	34,921,270

Class C	3,252,290	2,583,400

Class I	11,048,703	7,484,138

Class R	3,764,588	2,753,988

Cost of shares redeemed

Class A	(96,475,782)	(105,304,532)

Class C	(11,814,546)	(14,069,258)

Class I	(39,479,719)	(42,685,076)

Class R	(11,369,409)	(16,454,661)

Net asset value of shares converted

Class A	10,031,368	4,708,730

Class C	(10,031,368)	(4,708,730)

Net decrease in net assets from Fund share transactions	$(28,760,083)	$(56,694,631)

Net increase in net assets	$124,036,817	$88,141,916

Net Assets

At beginning of year	$1,077,579,710	$989,437,794

At end of year	$1,201,616,527	$1,077,579,710

11	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Financial Highlights

	Class A

	Year Ended August 31,
	2021	2020	2019		2018	2017

Net asset value — Beginning of year	$13.380	$11.610	$11.700		$10.710	$11.140

Income (Loss) From Operations

Net investment income (loss)(1)	$0.040	$0.061	$0.069		$0.033	$(0.002)

Net realized and unrealized gain	2.795	2.377	0.413		1.248	0.733

Total income from operations	$2.835	$2.438	$0.482		$1.281	$0.731

Less Distributions

From net investment income	$(0.066)	$(0.072)	$(0.035)		$—	$—

From net realized gain	(0.889)	(0.596)	(0.537)		(0.291)	(1.161)

Total distributions	$(0.955)	$(0.668)	$(0.572)		$(0.291)	$(1.161)

Net asset value — End of year	$15.260	$13.380	$11.610		$11.700	$10.710

Total Return(2)(3)	22.58%	21.74%	4.35%		12.31%	8.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$853,051	$761,814	$698,865		$654,296	$707,485

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.16%	1.22%	1.09%		1.06%	1.30%

Net investment income (loss)	0.30%	0.50%	0.61%		0.31%	(0.02)%

Portfolio Turnover of the Portfolio(5)	—	—	32%		37%	36%

Portfolio Turnover of the Fund	32%	38%	3	%(6)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.04%, 0.07%, 0.06% and 0.05% of average daily net assets for the years ended August 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.

12	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2021	2020	2019		2018	2017

Net asset value — Beginning of year	$13.500	$11.690	$11.770		$10.850	$11.350

Income (Loss) From Operations

Net investment loss(1)	$(0.065)	$(0.032)	$(0.040)		$(0.048)	$(0.079)

Net realized and unrealized gain	2.836	2.384	0.437		1.259	0.740

Total income from operations	$2.771	$2.352	$0.397		$1.211	$0.661

Less Distributions

From net realized gain	$(0.831)	$(0.542)	$(0.477)		$(0.291)	$(1.161)

Total distributions	$(0.831)	$(0.542)	$(0.477)		$(0.291)	$(1.161)

Net asset value — End of year	$15.440	$13.500	$11.690		$11.770	$10.850

Total Return(2)(3)	21.68%	20.70%	3.54%		11.49%	7.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$56,172	$62,657	$63,886		$177,727	$204,069

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.91%	1.97%	1.84%		1.81%	2.05%

Net investment loss	(0.47)%	(0.26)%	(0.35)%		(0.45)%	(0.76)%

Portfolio Turnover of the Portfolio(5)	—	—	32%		37%	36%

Portfolio Turnover of the Fund	32%	38%	3	%(6)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.04%, 0.07%, 0.06% and 0.05% of average daily net assets for the years ended August 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2021	2020	2019		2018	2017

Net asset value — Beginning of year	$13.770	$11.930	$12.010		$10.960	$11.340

Income (Loss) From Operations

Net investment income(1)	$0.077	$0.094	$0.098		$0.061	$0.025

Net realized and unrealized gain	2.881	2.443	0.424		1.280	0.756

Total income from operations	$2.958	$2.537	$0.522		$1.341	$0.781

Less Distributions

From net investment income	$(0.099)	$(0.101)	$(0.065)		$—	$—

From net realized gain	(0.889)	(0.596)	(0.537)		(0.291)	(1.161)

Total distributions	$(0.988)	$(0.697)	$(0.602)		$(0.291)	$(1.161)

Net asset value — End of year	$15.740	$13.770	$11.930		$12.010	$10.960

Total Return(2)(3)	22.89%	22.04%	4.60%		12.59%	8.82%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$221,892	$192,629	$169,013		$173,054	$173,116

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.91%	0.97%	0.84%		0.81%	1.05%

Net investment income	0.55%	0.75%	0.84%		0.56%	0.24%

Portfolio Turnover of the Portfolio(5)	—	—	32%		37%	36%

Portfolio Turnover of the Fund	32%	38%	3	%(6)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.04%, 0.07%, 0.06% and 0.05% of average daily net assets for the years ended August 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Financial Highlights — continued

	Class R

	Year Ended August 31,
	2021	2020	2019		2018	2017

Net asset value — Beginning of year	$14.350	$12.400	$12.460		$11.410	$11.810

Income (Loss) From Operations

Net investment income (loss)(1)	$0.008	$0.033	$0.042		$0.008	$(0.029)

Net realized and unrealized gain	3.008	2.547	0.440		1.333	0.790

Total income from operations	$3.016	$2.580	$0.482		$1.341	$0.761

Less Distributions

From net investment income	$(0.027)	$(0.034)	$(0.005)		$—	$—

From net realized gain	(0.889)	(0.596)	(0.537)		(0.291)	(1.161)

Total distributions	$(0.916)	$(0.630)	$(0.542)		$(0.291)	$(1.161)

Net asset value — End of year	$16.450	$14.350	$12.400		$12.460	$11.410

Total Return(2)(3)	22.24%	21.46%	4.07%		12.08%	8.25%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$70,502	$60,480	$57,674		$60,883	$61,724

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.41%	1.47%	1.34%		1.31%	1.55%

Net investment income (loss)	0.05%	0.25%	0.35%		0.07%	(0.27)%

Portfolio Turnover of the Portfolio(5)	—	—	32%		37%	36%

Portfolio Turnover of the Fund	32%	38%	3	%(6)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.04%, 0.07%, 0.06% and 0.05% of average daily net assets for the years ended August 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

16

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Notes to Financial Statements — continued

As of August 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2021 and August 31, 2020 was as follows:

	Year Ended August 31,
	2021	2020

Ordinary income	$10,860,155	$9,774,096

Long-term capital gains	$63,346,426	$44,055,449

During the year ended August 31, 2021, distributable earnings was decreased by $5,426,623 and paid-in capital was increased by $5,426,623 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$20,349,860

Undistributed long-term capital gains	65,826,155

Net unrealized appreciation	481,744,353

Distributable earnings	$567,920,368

17

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$722,036,153

Gross unrealized appreciation	$484,106,715

Gross unrealized depreciation	(2,456,337)

Net unrealized appreciation	$481,650,378

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.675%

$500 million but less than $1 billion	0.590%

$1 billion but less than $1.5 billion	0.520%

$1.5 billion but less than $2 billion	0.490%

$2 billion but less than $2.5 billion	0.470%

$2.5 billion and over	0.450%

In addition, EVM’s fee is subject to an upward or downward performance adjustment of up to 0.15% (annually) of the average daily net assets of the Fund depending on whether, and to what extent, the investment performance of the Fund differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. For the year ended August 31, 2021, the investment adviser fee, including an upward performance adjustment of $126,822, amounted to $6,936,904 or 0.63% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with EVAIL, which took effect on March 1, 2021. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2021, the administration fee amounted to $1,639,930.

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses and any performance-based adjustment to an asset-based investment advisory fee) exceed 1.15%, 1.90%, 0.90% and 1.40% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after December 31, 2021. Pursuant to this agreement, EVM and EVAIL were allocated $147,965 in total of the Fund’s operating expenses for the year ended August 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2021, EVM earned $106,546 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,535 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

18

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2021 amounted to $1,941,897 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2021, the Fund paid or accrued to EVD $417,516 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2021, the Fund paid or accrued to EVD $157,493 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2021 amounted to $139,172 and $157,493 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2021, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $349,676,041 and $445,350,984, respectively, for the year ended August 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2021	2020

Sales	1,640,981	2,171,756

Issued to shareholders electing to receive payments of distributions in Fund shares	3,737,791	2,951,925

Redemptions	(7,164,403)	(8,757,424)

Converted from Class C shares	743,573	385,971

Net decrease	(1,042,058)	(3,247,772)

19

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2021	2020

Sales	349,289	483,587

Issued to shareholders electing to receive payments of distributions in Fund shares	250,176	215,283

Redemptions	(866,480)	(1,140,722)

Converted to Class A shares	(735,613)	(381,942)

Net decrease	(1,002,628)	(823,794)

	Year Ended August 31,
Class I	2021	2020

Sales	2,122,499	2,671,727

Issued to shareholders electing to receive payments of distributions in Fund shares	840,206	615,978

Redemptions	(2,854,920)	(3,464,442)

Net increase (decrease)	107,785	(176,737)

	Year Ended August 31,
Class R	2021	2020

Sales	574,171	632,882

Issued to shareholders electing to receive payments of distributions in Fund shares	272,796	216,679

Redemptions	(777,383)	(1,284,803)

Net increase (decrease)	69,584	(435,242)

8  Restricted Securities

At August 31, 2021, the Fund owned the following security (representing 0.3% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has limited registration rights with respect to this security. The value of restricted securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Convertible Preferred Stocks

Caris Life Sciences, Inc., Series D	5/12/21	370,300	$3,000,000	$2,699,487

Total Convertible Preferred Stocks			$3,000,000	$2,699,487

Total Restricted Securities			$3,000,000	$2,699,487

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000

20

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Notes to Financial Statements — continued

was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2021.

10  Investments in Affiliated Funds

At August 31, 2021, the value of the Fund’s investment in affiliated funds was $6,140,576, which represents 0.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$2,567,649	$96,671,736	$(93,098,798)	$(11)	$—	$6,140,576	$1,626	6,140,576

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Biotechnology	$96,834,645	$32,283,020		$—	$129,117,665

Health Care Equipment	265,297,735	15,687,751		—	280,985,486

Health Care Services	35,063,181	—		—	35,063,181

Health Care Supplies	20,897,869	23,567,183		—	44,465,052

Health Care Technology	13,149,728	10,268,450		—	23,418,178

Life Sciences Tools & Services	90,215,018	29,954,183		—	120,169,201

Managed Health Care	104,879,533	—		—	104,879,533

Pharmaceuticals	243,543,258	204,818,489		—	448,361,747

Total Common Stocks	$869,880,967	$316,579,076	**	$—	$1,186,460,043

Convertible Preferred Stocks	$—	$—		$2,699,487	$2,699,487

Exchange-Traded Funds	8,386,425	—		—	8,386,425

Short-Term Investments	—	6,140,576		—	6,140,576

Total Investments	$878,267,392	$322,719,652		$2,699,487	$1,203,686,531

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

21

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended August 31, 2021 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Concentration of Risk

As the Fund invests a significant portion of its assets in pharmaceutical, biotechnology, life sciences, and health care equipment and services companies, it may be affected by developments that adversely affect such companies. These developments include product obsolescence, the failure of a company to develop new products and the expiration of patent rights. The value of the Fund’s interests can also be impacted by regulatory activities that affect health sciences companies. The Fund has historically held approximately 60 stocks or less at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

22

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2021, the Fund designates approximately $16,803,086, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 72.19% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $75,309,825 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

25

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

26

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

27

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

29

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426    8.31.21

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior

Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Greater China Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 11 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2020 and August 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/20	8/31/21
Audit Fees	$47,950	$47,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,285	$12,635
All Other Fees(3)	$0	$0

Total	$62,235	$60,585

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/20	8/31/21
Audit Fees	$44,950	$34,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,485	$12,335
All Other Fees(3)	$0	$0

Total	$57,435	$47,285

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/20	8/31/21
Audit Fees	$43,650	$33,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,591	$12,266
All Other Fees(3)	$0	$0

Total	$56,241	$45,916

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/20	8/31/21
Audit Fees	$50,650	$47,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,950	$16,800
All Other Fees(3)	$0	$0

Total	$71,600	$63,850

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (February 28, August 31, September 30 or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/19	11/30/19	2/29/20	7/31/20	8/31/20	9/30/20	11/30/20	2/28/21	8/31/21
Audit Fees	$111,750	$56,900	$56,100	$108,550	$187,200	$111,750	$56,900	$56,100	$163,600
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$40,881	$25,796	$21,460	$44,911	$60,311	$38,476	$21,701	$18,840	$54,036
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$152,631	$82,696	$77,560	$153,461	$247,511	$150,226	$78,601	$74,940	$217,636

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/19	11/30/19	2/29/20	7/31/20	8/31/20	9/30/20	11/30/20	2/28/21	8/31/21
Registrant(1)	$40,881	$25,796	$21,460	$44,911	$60,311	$38,476	$21,701	$18,840	$54,036
Eaton Vance(2)	$59,903	$59,903	$59,903	$51,800	$51,800	$51,800	$51,800	$150,300	$150,300

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	October 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 25, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	October 25, 2021